As filed with the Securities and Exchange Commission on June 4, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

(Exact name of registrant as specified in charter)

601 Union Street, Suite 2801, Seattle, WA 98101

(Address of principal executive offices) (Zip code)

Melodie B. Zakaluk

601 Union Street, Suite 2801, Seattle, WA 98101

(Name and address of agent for service)

(800) 248-6314

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

RAINIER FUNDS    March 31, 2015

Annual Report

Large Cap Equity Fund

Mid Cap Equity Fund

Small/Mid Cap Equity Fund

Intermediate Fixed Income Fund

High Yield Fund

International Discovery Fund

RAINIER FUNDS    March 31, 2015

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

P / 1

This page is intentionally left blank.

P / 2

Letter to Shareholders

Dear Shareholders,

As president and chief executive officer of the Rainier Funds (the “Funds”), and on behalf of Rainier Investment Management, LLC, I would like to take the opportunity to express our appreciation for your valued investment in the Funds and your confidence in our investment approach and philosophy.

This Annual Report contains financial statements audited by Deloitte & Touche LLP for the fiscal year ending March 31, 2015. This Report is designed to provide you with a detailed accounting for each of the Rainier Funds. Inside you will find investment commentaries followed by financial and operational information for each of the Rainier Funds, for the 12 months ending March 31, 2015.

For the year ending March 31, 2015, the International Discovery Fund reached its three-year anniversary. We have been very pleased with the overall performance of the Fund in comparison to the MSCI ACWI ex USA Small Cap Index. We believe the Fund has benefited in part due to the strategy’s ability to overcome a challenging global equity market that has been dominated by volatile geopolitical events.

Renewed strength in the U.S. currency reflects increased confidence among investors globally in the relative geopolitical stability and renewed economic growth in the U.S. In this environment, we continue to seek the best growth opportunities with an appropriate level of risk and valuation, while maintaining vigilance in light of global uncertainties. We believe the Funds are well positioned for the current market and economic environment. Once again, we thank you for your trust and confidence in the Rainier Funds, and we look forward to continuing to pursue solid investment opportunities on your behalf in coming years

Sincerely,

Melodie Zakaluk

President & Chief Executive Officer

Rainier Mutual Funds

Past performance is not a guarantee of future results. Mutual fund investing involves risk; principal loss is possible. Opinions expressed are subject to change, are not guaranteed, and are not to be considered investment advice.

Quasar Distributors, LLC, Distributor

P / 3

Comments from the Investment Adviser

ABOUT THE INVESTMENT ADVISER:

The Investment Adviser to the Funds is Rainier Investment Management, LLC® (“Rainier”) located in Seattle, Washington. Rainier manages $5.6 billion of discretionary assets.

EQUITY MARKET COMMENTS

The U.S. capital markets were generally rewarding in the one-year period ending March 31, 2015, with bonds tracking reasonably close to multi-decade historical averages and equities well above the norm. Fixed income returns were generally mid-single-digit percentages; large-cap equity index returns were higher. Mid-cap equity indices were the star performers, while small-cap equity indices were up less, taking a breather from the oversized gains of the prior 12 months. To put numbers to words, the Barclays Capital U.S. Intermediate Government/Credit Bond Index returned 3.58% in the period; the S&P 500® Index rewarded investors with 12.73%; the Russell Midcap® Index – the best of the blended index lot – came in at 13.68%; and the Russell 2500™ Index returned 10.07%. It was a different story for international stocks, which faced a more challenging economic environment than in the U.S. The broad MSCI EAFE Index had a return of -0.92%, expressed in U.S. dollars, following a gain of 17.56% in the prior 12-month period ending March 31, 2014. MSCI Emerging Markets Index eked out a gain of 0.44% after declining 1.43% in the prior year ending March 31, 2014.

True to recent-year form, the year was punctuated by stops and starts in domestic equities, with multiple pullbacks followed by new market-high surges. Of particular note was the end of the dramatic growth stock correction by late April, a correction in which technology and biotechnology stocks were severely tested in the wake of a powerful upside move in the prior year. But you can’t keep a good group down – the same growth stocks subsequently led the market through the end of the March fiscal year, easily punching through to new highs as the year progressed. Implicit in this, it was a good year overall for growth stocks, as the growth indices in all market capitalization categories handily outdistanced their respective blended index peers and were more dramatically ahead of corresponding value indices.

After the U.S. markets found a bottom in April and growth stocks renewed their leadership, major indices continued their upward march through early fall, following the cue of generally benign Federal Reserve policy, together with a Goldilocks economy – not so hot as to prompt imminent rate hikes and not so cool as to suggest deflation or collapse into recession. As the year progressed, true to seasonal patterns, investors found their angst in the early fall period, locking on

P / 4

to concerns about Russian incursions into Ukraine, deceleration in emerging market economies, renewed instability in Greece, and to top it off, fears of an Ebola pandemic. The S&P 500 consequently retraced about 10% of its gains from about 2020 to 1820 – an approximate 200 point drop. As it became evident the Ebola outbreak was being contained and no further economic risks came to the forefront of investor minds, the market marched anew through old highs, nearly eclipsing the 2100 level by late December – a near 15% return in less than three months! As the new calendar year began, indications of slow growth continued domestically. A more pronounced slowdown became apparent in foreign economies, with some moving into recession, prompting aggressive monetary easing by European policy makers. More recently, Chinese officials tipped their hat in favor of accommodation as well, reflecting a generally pervasive global tone of supportive monetary policy. The response by equity markets was noteworthy. Most foreign indices provided double-digit returns in the first quarter of the calendar year, as investors breathed a sigh of relief and were willing to commit investments in the face of currency headwinds. The quarter was much more subdued for U.S. large-cap stocks, as the S&P 500 eked out a 0.95% return. Small-cap stocks came back to life, however, illustrated by the 5.17% quarterly return of the Russell 2500 Index.

FIXED INCOME COMMENTS

Central bank monetary policy decisions and investors’ expectations dominated the global fixed income markets for the one-year period ending March 31, 2015.

In the U.S., the Federal Reserve is inching toward an interest rate increase in one of the most widely publicized prospective moves in history. Recent data could suggest a delay in the rate hike, however, until late this year. The U.S. economy continued its steady growth trends in the first quarter, but it has not been without bumps along the way. A stronger dollar, poor weather on the East Coast, and a strike by West Coast port workers all combined to slow the recovery. Improvement in unemployment continues to be encouraging, measuring 5.5% in February, with nonfarm payrolls also improving, moving up to an average of 274,000 jobs per month for the last 12 months. While employment continues to improve, it has yet to translate into increased wages, as average hourly earnings growth has remained steady at 2.0%, basically

See page 73 for index descriptions.

P / 5

Comments from the Investment Adviser

unchanged since 2009. Such an environment suggests yields will be narrowly range-bound this year.

In January 2015, the European Central Bank announced plans to purchase €60 billion (approximately $65 billion USD) in assets per month for the next 19 months, including asset-backed securities, covered bonds and government securities for a total of €1.1 trillion (approximately $1.2 trillion USD). The decline in the euro relative to the dollar was a steady trend in 2014, which accelerated in the first quarter of 2015 as a result of the European Central Bank’s asset purchasing announcement. One of the consequences of these policies was a decline in European fixed income rates to levels never seen before. Bonds traded at negative rates in some cases, and 10-year government securities declined to less than one quarter of one percent in the most financially sound countries, notably Germany and Switzerland.

The Chinese economy, an engine of global economic growth in recent years, continues to decelerate as the country’s attempt to transition to a consumption-based economy, which is less dependent on exports, has encountered domestic challenges. China’s reduced demand for copper, iron ore, and oil contributed to substantial reductions in commodity prices, putting additional pressure on countries dependent on commodity exports. To add fuel to the fire, oil is facing additional pressures, with Crude Oil WTI prices declining from over $100 in June 2014 to a quarter-end price of below $50, as OPEC has elected to maintain production and market share while forcing higher-cost producers out of the market.

Until we see positive global economic improvement and higher interest rates outside of the United States, expectations are for the domestic interest rates, especially longer rates, to remain relatively stable at these lower levels as investors take advantage of the yield premiums available in U.S. Treasuries. Given this environment, we believe the overall conditions for fixed income should remain positive, but investors still need to be diligent, as low yields combined with a strong dollar and weakness in commodity prices could cause some sectors to underperform. Accordingly, we will continue to gradually reduce our overweight to corporates, while maintaining our preference for sectors less exposed to international markets and commodity prices.

See page 73 for index descriptions.

P / 6

FUND INVESTMENT RETURNS

Large Cap Equity Fund

COMMENTARY:

The Rainier Large Cap Equity Fund – Institutional Shares outperformed its benchmark by 1.72% for the one-year period ending March 31, 2015. During the period, the Institutional Shares returned 14.45% compared to the S&P 500® Index return of 12.73%. From a sector perspective, health care and consumer staples were the main contributors to performance, while the industrials and consumer discretionary sectors were the largest detractors. Allergan was the top contributing stock during the period after gaining over 70% following an initial hostile takeover attempt by Valeant Pharmaceuticals and ultimately a friendly acquisition agreement with Actavis, another Fund holding. We have exited the position in Allergan but continue to hold its acquirer, Actavis. The two largest detractors to performance during the one-year period were energy services provider Halliburton and technology services company VMware.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2015

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Large Cap Equity - Institutional Shares+	14.45%	14.22%	12.68%	7.45%	10.02%
Large Cap Equity - Original Shares	14.12	13.90	12.37	7.17	9.74
S&P 500 Index	12.73	16.11	14.47	8.01	9.71
Russell 1000 Growth Index	16.09	16.34	15.63	9.36	9.23
Consumer Price Index	-0.07	0.97	1.64	2.02	2.28

Inception date 5/10/94

The Gross and Net Expense Ratios for Institutional Shares are 0.90% and 0.83%, respectively, and Original Shares are 1.19% and 1.12%, respectively, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/15.

*Average annualized returns.

+Institutional Shares commenced operations on 5/2/02. Performance for periods prior to 5/2/02 is based on the performance of the Original Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 73 for index descriptions.

P / 7

FUND INVESTMENT RETURNS

Mid Cap Equity Fund

COMMENTARY:

The Rainier Mid Cap Equity Fund – Institutional Shares underperformed the Russell Midcap® Index by 0.78% for the one-year period ending March 31, 2015, with the Institutional Shares returning 12.90% compared to 13.68% for the benchmark. Technology and health care were the top contributing sectors during the period. The top performing position, NXP Semiconductors, is a major beneficiary of consolidation in the semiconductor industry, with sales in numerous high growth end-markets, including applications in automotive remote access and security, personal electronics devices such as the iPhone 6, and credit card security. Other contributors were pharmaceutical company Shire and biotech firm Medivation. The primary drivers for underperformance can be attributed to the industrials, materials, and energy sectors, with low absolute returns overall. Top detractors were energy positions Whiting Petroleum and Nabors Industries—poor performance being heavily attributed to the rapid decline in the price of oil in the second half of 2014.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2015

	1 Year	3 Years*	5 Years*	Since Inception*
Mid Cap Equity - Institutional Shares	12.90%	14.04%	14.75%	9.48%
Mid Cap Equity - Original Shares	12.57	13.73	14.45	9.20
Russell Midcap Index	13.68	18.10	16.16	9.38
Russell Midcap Growth Index	15.56	17.41	16.43	9.46
Consumer Price Index	-0.07	0.97	1.64	1.94

Inception date 12/27/05

The Gross Expense Ratio for Institutional Shares is 1.10% and for Original Shares is 1.34%, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 73 for index descriptions.

P / 8

FUND INVESTMENT RETURNS

Small/Mid Cap Equity Fund

COMMENTARY:

The Rainier Small/Mid Cap Equity Fund – Institutional Shares underperformed the Russell 2500™ Index by 0.43% for the one-year period ending March 31, 2015, with Institutional Shares returning 9.64% compared to the benchmark return of 10.07%. Technology and health care were the top sector contributors to performance. NXP Semiconductors and Avago Technologies were the Fund’s top performers. Both stocks benefited from consolidation in the semiconductor industry together with strong end-market demand in fast-growth personal technology markets, including the Apple iPhone 6, as well as emerging industrial and financial security applications. Primary areas of weakness, contributing to the modest underperformance, were the energy and industrials sectors. Top detractors were energy positions Whiting Petroleum and Nabors Industries—poor performance being heavily attributed to the rapid decline in the price of oil in the second half of 2014.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2015

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Small/Mid Cap Equity - Institutional Shares+	9.64%	13.75%	14.62%	8.69%	11.78%
Small/Mid Cap Equity - Original Shares	9.29	13.42	14.30	8.41	11.50
Russell 2500 Index	10.07	17.13	15.48	9.62	11.10
Russell 2500 Growth Index	13.83	17.91	16.97	10.64	9.55
Consumer Price Index	-0.07	0.97	1.64	2.02	2.28

Inception date 5/10/94

The Gross Expense Ratio for Institutional Shares is 1.01% and for Original Shares is 1.32%, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

+Institutional Shares commenced operations on 5/2/02. Performance for periods prior to 5/2/02 is based on the performance of the Original Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 73 for index descriptions.

P / 9

FUND INVESTMENT RETURNS

Intermediate Fixed Income Fund

COMMENTARY:

The Rainier Intermediate Fixed Income Fund Institutional Shares returned 2.94%, underperforming the Barclays Capital U.S. Intermediate Government/Credit Bond Index by 0.64%, for the one-year period ending March 31, 2015. Performance during this period was driven by a number of factors. Economic weakness outside of the U.S.—the slowing growth in China, the lack of recovery in Europe, additional economic sanctions imposed on Russia, continued unrest in the Middle East, and low oil prices—highlighted weak global economic conditions and provided for lower interest rates and positive returns for fixed income. Investors continued to demonstrate strong demand for corporate bonds and their additional yields, given the low interest rates and a benign default environment. We believe this combination of slow but improving growth and an accommodative monetary policy provides an attractive environment for fixed income.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2015

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Intermediate Fixed Income – Institutional Shares+	2.94%	2.31%	3.50%	4.33%	5.22%
Intermediate Fixed Income – Original Shares	2.84	2.20	3.40	4.22	5.11
Barclays Capital U.S. Intermediate Gov/Credit Bond Index	3.58	2.31	3.52	4.34	5.52
Citigroup 3-month Treasury Bill Index	0.03	0.05	0.07	1.41	2.75
Consumer Price Index	-0.07	0.97	1.64	2.02	2.28

Inception date 5/10/94

The Gross and Net Expense Ratios for Institutional Shares are 0.64% and 0.45%, respectively, and Original Shares are 0.74% and 0.55%, respectively, which are the amounts stated in the current prospectuses as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/15.

*Average annualized returns.

+ Institutional Shares commenced operations on 2/2/15. Performance for periods prior to 2/2/15 is based on the performance of the Original Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 73 for index descriptions.

P / 10

FUND INVESTMENT RETURNS

High Yield Fund

COMMENTARY:

The Rainier High Yield Fund – Institutional Shares underperformed the BofA Merrill Lynch U.S. High Yield Index by 0.27% for the one-year period ending March 31, 2015, with the Institutional Shares returning 1.78%. Performance was driven by uncertainty with the end of the Federal Reserve’s large scale asset purchase program and speculation regarding when they will begin to raise rates. Given the weaker global growth scenario taking place outside the U.S. combined with the lack of inflation pressures, our expectation is that the Federal Reserve will postpone raising interest rates to avoid undermining the progress made to date. Within the high yield market, the highest risk CCC rated segment continues to look overvalued, relative to the higher quality but lower yielding BB rated and B rated segments, as investors continue to reach for the highest absolute yield. We believe high yield continues to look attractive from a valuation standpoint relative to other higher quality fixed income asset classes that have significantly more interest rate risk than high yield.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2015

	1 Year	3 Years*	5 Years*	Since Inception*
High Yield Fund - Institutional Shares	1.78%	6.50%	8.07%	11.29%
High Yield Fund - Original Shares+	1.46	6.27	7.82	11.03
Bank of America Merrill Lynch U.S. High Yield Index	2.05	7.47	8.40	15.33
Bank of America Merrill Lynch U.S. High Yield BB-B Rated Index	3.16	7.45	8.43	13.59
Consumer Price Index	-0.07	0.97	1.64	1.75

Inception date 3/31/09

The Gross and Net Expense Ratios for Institutional Shares are 0.75% and 0.65%, respectively, and Original Shares are 1.00% and 0.90%, respectively, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/15.

*Average annualized returns.

+Original Shares commenced operations on 7/31/12. Performance for periods prior to 7/31/12 is based on the performance of the Institutional Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Rating systems referenced is available from S&P; AAA is rated highest and C is the lowest rating. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 73 for index descriptions.

P / 11

FUND INVESTMENT RETURNS

International Discovery Fund

COMMENTARY:

The Rainier International Discovery Fund – Institutional Shares outperformed the MSCI ACWI ex USA Small Cap Index by 8.41% for the one-year period ending March 31, 2015, with the Institutional Shares returning 4.81% compared to the benchmark return of -3.60%. The fiscal year-end marked the conclusion of the Fund’s third year. The Fund’s outperformance was achieved despite the global economy showing increasing signs of an uneven recovery, exacerbated by an escalation of geopolitical events in some parts of the world. Relative outperformance was largely driven by stock selection within the consumer, industrials, and technology sectors as well as our underexposure to the energy sector and companies tied into this industry. We believe there are some clear positive trends that will continue to drive specific growth opportunities, such as consumer-related companies in select emerging markets, incremental demand from an aging population’s need for health care, and the appeal of productivity enhancing technology.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Period ending March 31,

TOTAL RETURNS as of March 31, 2015

	1 Year	3 Years*	Since Inception*
International Discovery Fund - Institutional Shares	4.81%	18.52%	18.55%
International Discovery Fund - Class A Shares (with sales charge)+	-1.47	15.97	15.99
MSCI AC World Index ex USA Small Cap Net TR	-3.60	7.39	7.39
Consumer Price Index	-0.07	0.97	0.97

Inception date 3/28/12

The Gross and Net Expense Ratios for Institutional Shares are 1.61% and 1.25%, respectively, and Class A Shares are 1.83% and 1.50%, respectively, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/15.

*Average annualized returns.

+Class A Shares commenced operations on 11/30/12. Performance for periods prior to 11/30/12 is based on the performance of the Institutional Shares adjusted for the 12b-1 fee for the Class A Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk; principal loss is possible. Small- and medium- capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The fund will invest in derivatives which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.

Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 73 for index descriptions.

P / 12

This page is intentionally left blank.

P / 13

Fund Expenses

Rainier Funds

March 31, 2015

EXPENSE EXAMPLES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Original Class and Class A only); and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 10/1/14 and held for the entire period from 10/1/14 to 3/31/15.

ACTUAL EXPENSES

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed annual rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LARGE CAP EQUITY FUND

Expense Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/15)	$1,072.90	$1,074.30	$1,019.25	$1,020.69
Expenses Paid during Period*	$5.89	$4.40	$5.74	$4.28

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.14% for Original, 0.85% for Institutional), multiplied by 182/365 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

P / 14

MID CAP EQUITY FUND

Expense Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/15)	$1,090.90	$1,092.30	$1,018.25	$1,019.65
Expenses Paid during Period*	$7.04	$5.53	$6.79	$5.34

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.35% for Original, 1.06% for Institutional), multiplied by 182/365 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

SMALL/MID CAP EQUITY FUND

Expense Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/15)	$1,086.20	$1,088.00	$1,018.30	$1,019.85
Expenses Paid during Period*	$6.92	$5.31	$6.69	$5.14

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.33% for Original, 1.02% for Institutional), multiplied by 182/365 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

INTERMEDIATE FIXED INCOME FUND

Expense Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional*	Original	Institutional*
Beginning Account Value (10/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/15)	$1,018.60	$995.20	$1,022.19	$1,007.11
Expenses Paid during Period**	$2.77	$0.70	$2.77	$0.71	***

* Institutional Class commenced operations on February 2, 2015.

** For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.55% for Original, 0.45% for Institutional), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (182 days for Original, 57 days for Institutional), then divided by the number of days in the fiscal year (365) to reflect the most recent period end.

*** Hypothetical expenses are equal to the class’s annualized expense ratio as indicated, multiplied by the average account value over the period commencing October 1, 2014, multiplied by 182/365 to reflect information had the class been in operation for the entire fiscal half year.

P / 15

Fund Expenses

Rainier Funds

March 31, 2015 continued

HIGH YIELD FUND

Expense Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/15)	$1,007.70	$1,009.50	$1,020.59	$1,021.69
Expenses Paid during Period*	$4.35	$3.26	$4.38	$3.28

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (0.87% for Original, 0.65% for Institutional), multiplied by 182/365 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

INTERNATIONAL DISCOVERY FUND

Expense Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Class A	Institutional	Class A	Institutional
Beginning Account Value (10/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/15)	$1,099.90	$1,101.10	$1,017.45	$1,018.70
Expenses Paid during Period*	$7.85	$6.55	$7.54	$6.29

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.50 % for Class A, 1.25% for Institutional), multiplied by 182/365 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

P / 16

SCHEDULES OF INVESTMENTS March 31, 2015

Rainier Large Cap Equity Fund

Sector Representation as of March 31, 2015 (% of net assets)

COMMON STOCKS (96.7%)
	Shares	Value
CONSUMER DISCRETIONARY (17.6%)
Dollar General Corp.*	100,330	$7,562,875
Las Vegas Sands Corp.	46,110	2,537,894
Marriott International, Inc. Cl. A	41,760	3,354,163
NIKE, Inc. Cl. B	36,860	3,698,164
The Home Depot, Inc.	71,630	8,137,884
The Priceline Group, Inc.*	3,850	4,481,978
The Walt Disney Co.	98,250	10,305,443
Time Warner Cable, Inc.	27,530	4,126,196
Ulta Salon Cosmetics & Fragrance, Inc.*	35,670	5,380,820
V.F. Corp.	83,300	6,273,323
Yum! Brands, Inc.	75,480	5,941,786
Total Consumer Discretionary		61,800,526

CONSUMER STAPLES (9.6%)
Church & Dwight Co., Inc.	72,618	6,203,030
Constellation Brands, Inc. Cl. A*	37,250	4,328,822
Costco Wholesale Corp.	36,115	5,471,242
CVS Health Corp.	63,070	6,509,455
Monster Beverage Corp.*	43,790	6,060,317
The Estee Lauder Companies, Inc. Cl. A	62,314	5,182,032
Total Consumer Staples		33,754,898

	Shares	Value
ENERGY (5.6%)
Anadarko Petroleum Corp.	73,730	$6,105,581
EOG Resources, Inc.	88,230	8,089,809
Schlumberger Ltd.^	64,643	5,393,812
Total Energy		19,589,202

FINANCIALS (14.8%)
Affiliated Managers Group, Inc.*	27,060	5,811,947
American Tower Corp.	35,880	3,378,102
Arthur J Gallagher & Co.	75,750	3,541,313
BlackRock, Inc.	18,250	6,676,580
CBRE Group, Inc. Cl. A*	145,840	5,645,466
Citigroup, Inc.	216,619	11,160,211
CME Group, Inc.	68,520	6,489,529
Discover Financial Services	105,490	5,944,361
McGraw Hill Financial, Inc.	32,030	3,311,902
Total Financials		51,959,411

HEALTH CARE (15.1%)
Actavis plc*^	36,010	10,717,296
Alexion Pharmaceuticals, Inc.*	30,880	5,351,504
Biogen Idec, Inc.*	12,320	5,201,997
Celgene Corp.*	44,058	5,079,006

The accompanying notes are an integral part of these financial statements.

P / 17

SCHEDULES OF INVESTMENTS March 31, 2015

Rainier Large Cap Equity Fund

continued

	Shares	Value
McKesson Corp.	32,130	$7,267,806
Regeneron Pharmaceuticals, Inc.*	17,280	7,801,574
Shire plc - ADR^	33,450	8,004,251
The Cooper Cos., Inc.	19,738	3,699,296
Total Health Care		53,122,730

INDUSTRIALS (8.8%)
Canadian Pacific Railway Ltd^	18,450	3,370,815
Delta Air Lines, Inc.	107,310	4,824,658
FedEx Corp.	34,060	5,635,227
Fortune Brands Home & Security, Inc.	104,040	4,939,819
Union Pacific Corp.	72,688	7,872,837
Verisk Analytics, Inc. Cl. A*	59,032	4,214,885
Total Industrials		30,858,241

INFORMATION TECHNOLOGY (22.6%)
Apple, Inc.	121,180	15,078,428
Equinix, Inc.	16,371	3,811,987
Facebook, Inc. Cl. A*	76,670	6,303,424
FleetCor Technologies, Inc.*	11,890	1,794,439
Google, Inc. Cl. A*	19,016	10,548,175
MasterCard, Inc. Cl. A	68,770	5,941,040
Micron Technology, Inc.*	74,630	2,024,712
Microsoft Corp.	236,640	9,620,599
NXP Semiconductors NV*^	58,840	5,905,182
salesforce.com, Inc.*	72,180	4,822,346
Visa, Inc. Cl. A	149,480	9,777,487
Workday, Inc. Cl. A*	46,500	3,925,065
Total Information Technology		79,552,884

MATERIALS (2.6%)
The Sherwin-Williams Co.	32,240	9,172,280
Total Materials		9,172,280

TOTAL COMMON STOCKS
(Cost $250,855,183)	$339,810,172

SHORT TERM INVESTMENT (3.6%)
	Shares	Value
MONEY MARKET MUTUAL FUNDS (3.6%)
First American Treasury Obligations Fund
0.000%**	12,639,601	$12,639,601

TOTAL MONEY MARKET FUNDS
(Cost $12,639,601)		$12,639,601

TOTAL INVESTMENTS (100.3%)
(Cost $263,494,784)	$352,449,773

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)	(1,201,146)

TOTAL NET ASSETS (100.0%)	$351,248,627

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

P / 18

SCHEDULES OF INVESTMENTS March 31, 2015

Rainier Mid Cap Equity Fund

Sector Representation as of March 31, 2015 (% of net assets)

COMMON STOCKS (99.9%)
	Shares	Value
CONSUMER DISCRETIONARY (20.1%)
BorgWarner, Inc.	113,820	$6,883,834
Brunswick Corp.	243,290	12,517,270
Buffalo Wild Wings, Inc.*	56,040	10,156,690
Carter’s, Inc.	83,010	7,675,935
Chipotle Mexican Grill, Inc.*	10,010	6,511,905
Deckers Outdoor Corp.*	87,330	6,363,737
Dollar Tree, Inc.*	149,440	12,126,309
Foot Locker, Inc.	175,110	11,031,930
Harman International Industries, Inc.	119,260	15,936,714
Leggett & Platt, Inc.	130,480	6,013,823
Lions Gate Entertainment Corp.^	122,500	4,155,200
Live Nation Entertainment, Inc.*	200,670	5,062,904
Marriott International, Inc. Cl. A	68,260	5,482,643
Michael Kors Holdings Ltd.*^	88,950	5,848,463
Mohawk Industries, Inc.*	119,320	22,163,690
Penske Automotive Group, Inc.	127,420	6,560,856
Polaris Industries, Inc.	63,850	9,009,235
Signet Jewelers Ltd.^	83,280	11,558,431
Tractor Supply Co.	114,380	9,729,163

	Shares	Value
Ulta Salon Cosmetics & Fragrance, Inc.*	83,750	$12,633,687
Yum! Brands, Inc.	91,890	7,233,581
Total Consumer Discretionary		194,656,000

CONSUMER STAPLES (6.9%)
Constellation Brands, Inc. Cl. A*	36,550	4,247,475
Hormel Foods Corp.	259,550	14,755,418
The Hain Celestial Group, Inc.*	109,190	6,993,619
The Kroger Co.	164,050	12,576,073
Tyson Foods, Inc. Cl. A	548,670	21,014,061
United Natural Foods, Inc.*	101,390	7,811,086
Total Consumer Staples		67,397,732

ENERGY (2.3%)
Devon Energy Corp.	211,160	12,735,060
PDC Energy, Inc.*	185,460	10,022,258
Total Energy		22,757,318

FINANCIALS (18.4%)
Affiliated Managers Group, Inc.*	32,800	7,044,784
Ameriprise Financial, Inc.	82,950	10,853,178

The accompanying notes are an integral part of these financial statements.

P / 19

SCHEDULES OF INVESTMENTS March 31, 2015

Rainier Mid Cap Equity Fund

continued

	Shares	Value
CBOE Holdings, Inc.	81,060	$4,653,249
CBRE Group, Inc. Cl. A*	263,630	10,205,117
Corporate Office Properties Trust	585,550	17,203,459
E*TRADE Financial Corp.*	374,060	10,681,283
East West Bancorp, Inc.	273,150	11,051,649
Jones Lang LaSalle, Inc.	58,430	9,956,472
KeyCorp	418,970	5,932,615
LaSalle Hotel Properties	424,980	16,514,723
Lazard Ltd. Cl. A^	321,560	16,910,841
PrivateBancorp, Inc.	215,150	7,566,826
Raymond James Financial, Inc.	175,770	9,980,221
SEI Investments Co.	255,880	11,281,749
Signature Bank*	117,700	15,251,566
SVB Financial Group*	40,100	5,094,304
Strategic Hotels & Resorts, Inc.*	397,730	4,943,784
Ventas, Inc.	38,520	2,812,730
Total Financials		177,938,550

HEALTH CARE (17.1%)
Akorn, Inc.*	270,390	12,846,229
Alkermes plc*^	93,300	5,688,501
Catamaran Corp.*^	284,620	16,946,275
Cerner Corp.*	119,010	8,718,673
Endo International plc*^	165,850	14,876,745
Envision Healthcare Holdings, Inc.*	318,230	12,204,120
IDEXX Laboratories, Inc.*	49,750	7,685,380
Illumina, Inc.*	37,460	6,954,074
Incyte Corp.*	52,490	4,811,233
Intercept Pharmaceuticals, Inc.*	16,050	4,526,421
Jazz Pharmaceuticals plc*^	52,970	9,152,686
Medivation, Inc.*	98,100	12,661,767
MEDNAX, Inc.*	244,770	17,748,273
Perrigo Co. plc^	23,610	3,908,635
The Cooper Cos., Inc.	65,450	12,266,639
Universal Health Services, Inc. Cl. B.	68,670	8,083,146
Zoetis, Inc.	139,530	6,458,844
Total Health Care		165,537,641

	Shares	Value
INDUSTRIALS (13.0%)
Air Lease Corp.	236,780	$8,936,077
Expeditors International of Washington, Inc.	85,110	4,100,600
Ingersoll-Rand plc^	123,670	8,419,454
Lennox International, Inc.	121,140	13,530,127
Old Dominion Freight Line, Inc.*	90,420	6,989,466
Oshkosh Corp.	173,480	8,464,089
Quanta Services, Inc.*	467,240	13,330,357
Snap-On, Inc.	47,440	6,976,526
Southwest Airlines Co.	512,000	22,681,600
The Middleby Corp.*	39,960	4,101,894
The Toro Co.	172,760	12,113,931
United Rentals, Inc.*	175,500	15,998,580
Total Industrials		125,642,701

INFORMATION TECHNOLOGY (17.5%)
Activision Blizzard, Inc.	183,640	4,173,219
Amphenol Corp. Cl. A	105,540	6,219,472
Avago Technologies Ltd.	95,940	12,182,461
Belden, Inc.	107,490	10,056,764
Cadence Design Systems, Inc.*	262,390	4,838,472
CoStar Group, Inc.*	41,070	8,124,878
Euronet Worldwide, Inc.*	135,870	7,982,362
FireEye, Inc.*	204,120	8,011,710
FleetCor Technologies, Inc.*	38,940	5,876,825
Fortinet, Inc.*	363,610	12,708,169
Gartner, Inc.*	72,750	6,100,087
HomeAway, Inc.*	158,940	4,795,220
Lam Research Corp.	166,220	11,674,462
NetSuite, Inc.*	52,830	4,900,511
NXP Semiconductors NV*^	290,020	29,106,407
Palo Alto Networks, Inc.*	64,350	9,400,248
ServiceNow, Inc.*	78,820	6,209,440
Total System Services, Inc.	113,920	4,346,048
Tyler Technologies, Inc.*	61,320	7,390,900

P / 20

	Shares	Value
Yelp, Inc.*	128,770	$6,097,260
Total Information Technology		170,194,915

MATERIALS (3.6%)
Alcoa, Inc.	540,870	6,988,041
Eagle Materials, Inc.	249,920	20,883,315
The Sherwin-Williams Co.	23,480	6,680,060
Total Materials		34,551,416

TELECOMMUNICATION SERVICES (0.4%)
Zayo Group Holdings, Inc.*	127,870	3,575,245
Total Telecommunication Services		3,575,245

UTILITIES (0.6%)
American Water Works Co., Inc.	103,010	5,584,172
Total Utilities		5,584,172

TOTAL COMMON STOCKS
(Cost $760,173,200)		$967,835,690

SHORT TERM INVESTMENT (0.1%)

MONEY MARKET MUTUAL FUNDS (0.1%)
First American Treasury Obligations Fund 0.000%**	856,105	856,105

TOTAL SHORT TERM INVESTMENT
(Cost $856,105)		$856,105

TOTAL INVESTMENTS (100.0%)
(Cost $761,029,305)	$968,691,795

OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%)	215,522

TOTAL NET ASSETS (100.0%)	$968,907,317

* Non-income producing security.

** Rate quoted is seven-day yield at period end.

^ U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

P / 21

SCHEDULES OF INVESTMENTS March 31, 2015

Rainier Small/Mid Cap Equity Fund

Sector Representation as of March 31, 2015 (% of net assets)

COMMON STOCKS (99.9%)
	Shares	Value
CONSUMER DISCRETIONARY (20.1%)
BorgWarner, Inc.	130,810	$7,911,389
Brunswick Corp.	262,180	13,489,161
Buffalo Wild Wings, Inc.*	74,230	13,453,445
Burlington Stores, Inc.*	193,280	11,484,698
Carter’s, Inc.	107,230	9,915,558
Columbia Sportswear Co.	167,120	10,177,608
Fiesta Restaurant Group, Inc.*	143,010	8,723,610
Foot Locker, Inc.	198,260	12,490,380
G-III Apparel Group Ltd.*	80,600	9,079,590
Harman International Industries, Inc.	158,340	21,158,974
Krispy Kreme Doughnuts, Inc.*	482,660	9,648,374
Leggett & Platt, Inc.	141,170	6,506,525
LifeLock, Inc.*	534,100	7,536,151
Lions Gate Entertainment Corp.^	145,250	4,926,880
Live Nation Entertainment, Inc.*	397,980	10,041,035
Michael Kors Holdings Ltd.*^	89,420	5,879,365
Mohawk Industries, Inc.*	144,570	26,853,878
Penske Automotive Group, Inc.	159,240	8,199,268
Red Robin Gourmet Burgers, Inc.*	126,160	10,975,920
Signet Jewelers Ltd.^	99,960	13,873,448

	Shares	Value
Skechers USA, Inc. Cl. A*	171,100	$12,303,801
Thor Industries, Inc.	170,040	10,748,228
Ulta Salon Cosmetics & Fragrance, Inc.*	80,500	12,143,425
Total Consumer Discretionary		257,520,711

CONSUMER STAPLES (3.5%)
The Hain Celestial Group, Inc.*	143,650	9,200,782
Tyson Foods, Inc. Cl. A	668,050	25,586,315
United Natural Foods, Inc.*	130,520	10,055,261
Total Consumer Staples		44,842,358

ENERGY (2.3%)
PDC Energy, Inc.*	306,070	16,540,023
Synergy Resources Corp.*	1,133,720	13,434,582
Total Energy		29,974,605

FINANCIALS (18.3%)
Affiliated Managers Group, Inc.*	47,360	10,171,981
Arthur J Gallagher & Co.	149,650	6,996,137
Cathay General Bancorp	309,440	8,803,568

P / 22

	Shares	Value
CBOE Holdings, Inc.	109,570	$6,289,866
CBRE Group, Inc. Cl. A*	311,230	12,047,713
Corporate Office Properties Trust	709,980	20,859,212
E*TRADE Financial Corp.*	467,380	13,346,036
Evercore Partners, Inc. Cl. A	115,810	5,982,744
Jones Lang LaSalle, Inc.	97,380	16,593,552
KeyCorp	473,170	6,700,087
LaSalle Hotel Properties	480,630	18,677,282
Lazard Ltd. Cl. A^	381,430	20,059,404
PrivateBancorp, Inc.	430,970	15,157,215
Raymond James Financial, Inc.	228,320	12,964,010
SEI Investments Co.	313,530	13,823,538
Signature Bank*	142,720	18,493,658
Strategic Hotels & Resorts, Inc.*	910,430	11,316,645
Western Alliance Bancorp*	526,660	15,610,202
Total Financials		233,892,850

HEALTH CARE (16.7%)
Akorn, Inc.*	344,180	16,351,992
Alkermes plc*^	156,760	9,557,657
Catamaran Corp.*^	411,420	24,495,947
Endo International plc*^	236,080	21,176,376
Envision Healthcare Holdings, Inc.*	412,410	15,815,924
Incyte Corp.*	59,170	5,423,522
Intercept Pharmaceuticals, Inc.*	20,490	5,778,590
Isis Pharmaceuticals, Inc.*	101,800	6,481,606
Jazz Pharmaceuticals plc*^	75,960	13,125,128
Medivation, Inc.*	123,380	15,924,657
MEDNAX, Inc.*	331,190	24,014,587
Natus Medical, Inc.*	299,090	11,805,082
Perrigo Co. plc^	37,310	6,176,671
The Cooper Cos., Inc.	83,720	15,690,802
Universal Health Services, Inc. Cl. B.	91,640	10,786,944
VCA Antech, Inc.*	199,260	10,923,433
Total Health Care		213,528,918

	Shares	Value
INDUSTRIALS (14.0%)
Air Lease Corp.	298,000	$11,246,520
Apogee Enterprises, Inc.	262,730	11,349,936
Astronics Corp.*	74,580	5,496,546
Covenant Transportation Group, Inc. Cl. A*	299,250	9,923,130
Expeditors International of Washington, Inc.	66,100	3,184,698
Interface, Inc.	387,740	8,057,237
Lennox International, Inc.	157,040	17,539,798
Oshkosh Corp.	211,650	10,326,403
Quanta Services, Inc.*	578,330	16,499,755
Snap-On, Inc.	60,790	8,939,777
Southwest Airlines Co.	636,490	28,196,507
Steelcase, Inc. Cl. A	190,090	3,600,305
The Middleby Corp.*	58,890	6,045,058
The Toro Co.	266,280	18,671,554
United Rentals, Inc.*	224,110	20,429,868
Total Industrials		179,507,092

INFORMATION TECHNOLOGY (19.7%)
Avago Technologies Ltd.	123,810	15,721,394
Belden, Inc.	139,110	13,015,132
Cadence Design Systems, Inc.*	334,590	6,169,840
CoStar Group, Inc.*	44,970	8,896,415
Cray, Inc.*	316,380	8,883,951
Envestnet, Inc.*	179,780	10,082,062
Euronet Worldwide, Inc.*	224,720	13,202,300
FleetCor Technologies, Inc.*	47,290	7,137,007
Fortinet, Inc.*	485,910	16,982,555
Gartner, Inc.*	98,420	8,252,517
HomeAway, Inc.*	235,430	7,102,923
Hortonworks, Inc.*	206,310	4,918,430
Intersil Corp. Cl. A	758,410	10,860,431
Lam Research Corp.	174,550	12,259,519
Littelfuse, Inc.	32,590	3,239,120
NetSuite, Inc.*	66,370	6,156,481
NXP Semiconductors NV*^	373,280	37,462,381

The accompanying notes are an integral part of these financial statements.

P / 23

SCHEDULES OF INVESTMENTS March 31, 2015

Rainier Small/Mid Cap Equity Fund

continued

	Shares	Value
Palo Alto Networks, Inc.*	84,130	$12,289,710
Proofpoint, Inc.*	156,270	9,254,309
ServiceNow, Inc.*	80,780	6,363,848
Synaptics, Inc.*	45,640	3,710,760
Total System Services, Inc.	141,240	5,388,306
Tyler Technologies, Inc.*	82,210	9,908,771
WebMD Health Corp.*	143,880	6,306,980
Yelp, Inc.*	188,470	8,924,055
Total Information Technology		252,489,197

MATERIALS (4.2%)
Century Aluminum Co.*	229,410	3,165,858
Eagle Materials, Inc.	336,500	28,117,940
Minerals Technologies, Inc.	306,640	22,415,384
Total Materials		53,699,182

TELECOMMUNICATIONS SERVICES (0.5%)
RingCentral, Inc. Cl. A*	451,620	6,923,335
Total Telecommunications Services		6,923,335

UTILITIES (0.6%)
American Water Works Co., Inc.	146,310	7,931,465
Total Utilities		7,931,465

TOTAL COMMON STOCKS
(Cost $1,000,426,782)		$1,280,309,713

SHORT-TERM INVESTMENT (0.2%)
	Shares	Value
MONEY MARKET MUTUAL FUND (0.2%)
First American Treasury Obligations Fund 0.000%**	2,590,073	$2,590,073

TOTAL SHORT-TERM INVESTMENT
(Cost $2,590,073)		$2,590,073

TOTAL INVESTMENTS (100.1%)
(Cost $1,003,016,855)	$1,282,899,786

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)	(1,716,621)

TOTAL NET ASSETS (100.0%)	$1,281,183,165

* Non-income producing security.

** Rate quoted is seven-day yield at period end.

^ U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

P / 24

SCHEDULES OF INVESTMENTS March 31, 2015

Rainier Intermediate Fixed Income Fund

Investment Allocation as of March 31, 2015 (% of net assets)

DEBT SECURITIES (98.7%)
	Principal Amount	Value
CORPORATE BONDS (57.9%)

AUTO COMPONENTS (1.2%)
Magna International, Inc.^
3.625%, 06/15/2024	$850,000	$867,648
Total Auto Components		867,648

BANKS (18.6%)
Bank of America Corp.
5.650%, 05/01/2018	1,495,000	1,659,535
Comerica, Inc.
2.125%, 05/23/2019	205,000	205,904
Royal Bank of Canada^
2.150%, 03/15/2019	1,655,000	1,680,919
The Bank of Nova Scotia^
2.050%, 10/30/2018	2,655,000	2,694,047
The Bear Stearns & Co., Inc.
5.550%, 01/22/2017	2,500,000	2,675,417
Wachovia Corp.
5.625%, 10/15/2016	2,465,000	2,636,495
Westpac Banking Corp.^
2.000%, 08/14/2017	1,655,000	1,687,882
Total Banks		13,240,199

BEVERAGES (1.4%)
Coca-Cola Femsa S.A.B. de C.V.^
2.375%, 11/26/2018	1,000,000	1,023,740
Total Beverages		1,023,740

	Principal Amount	Value
CAPITAL MARKETS (9.8%)
Ameriprise Financial, Inc.
3.700%, 10/15/2024	$1,510,000	$1,591,330
BlackRock, Inc.
5.000%, 12/10/2019	405,000	461,383
Morgan Stanley
4.750%, 03/22/2017	1,550,000	1,650,897
State Street Corp.
2.875%, 03/07/2016	1,620,000	1,655,235
The Goldman Sachs Group, Inc.
5.950%, 01/18/2018	1,502,000	1,673,523
Total Capital Markets		7,032,368

COMMUNICATIONS EQUIPMENT (1.4%)
Cisco Systems, Inc.
4.450%, 01/15/2020	865,000	969,007
Total Communications Equipment		969,007

CONSUMER FINANCE (5.6%)
American Express Co.
7.000%, 03/19/2018	1,420,000	1,641,669
American Honda Finance Corp.
2.125%, 10/10/2018	660,000	672,612
Toyota Motor Credit Corp.
3.300%, 01/12/2022	1,595,000	1,692,096
Total Consumer Finance		4,006,377

The accompanying notes are an integral part of these financial statements.

P / 25

SCHEDULES OF INVESTMENTS March 31, 2015

Rainier Intermediate Fixed Income Fund

continued

	Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES (2.8%)
General Electric Capital Corp.
5.625%, 09/15/2017	$1,780,000	$1,968,995
Total Diversified Financial Services		1,968,995

FOOD PRODUCTS (1.2%)
Archer-Daniels-Midland Co.
4.479%, 03/01/2021	750,000	842,053
Total Food Products		842,053

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Medtronic, Inc.
2.750%, 04/01/2023	130,000	130,415
Total Health Care Equipment & Supplies		130,415

HEALTH CARE PROVIDERS & SERVICES (0.8%)
UnitedHealth Group, Inc.
6.000%, 02/15/2018	535,000	605,823
Total Health Care Providers & Services		605,823

INSURANCE (3.3%)
MetLife, Inc.
6.750%, 06/01/2016	930,000	992,850
The Travelers Cos., Inc.
5.900%, 06/02/2019	1,150,000	1,339,517
Total Insurance		2,332,367

OIL, GAS & CONSUMABLE FUELS (3.8%)
Shell International Finance BV^
4.375%, 03/25/2020	595,000	666,412
Statoil ASA^
3.125%, 08/17/2017	1,285,000	1,346,341
Total Capital SA^
4.450%, 06/24/2020	605,000	676,652
Total Oil, Gas & Consumable Fuels		2,689,405

PHARMACEUTICALS (1.8%)
AstraZeneca plc^
1.950%, 09/18/2019	240,000	242,111

	Principal Amount	Value
GlaxoSmithKline Capital, Inc.
2.800%, 03/18/2023	$570,000	$574,488
Sanofi^
1.250%, 04/10/2018	445,000	445,935
Total Pharmaceuticals		1,262,534

REAL ESTATE (1.4%)
Simon Property Group LP
3.375%, 10/01/2024	975,000	1,001,609
Total Real Estate		1,001,609

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.9%)
Texas Instruments, Inc.
2.750%, 03/12/2021	265,000	272,437
Xilinx, Inc.
3.000%, 03/15/2021	1,065,000	1,100,136
Total Semiconductors & Semiconductor Equipment		1,372,573

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (2.7%)
Hewlett-Packard Co.
3.000%, 09/15/2016	1,901,000	1,951,848
Total Technology Hardware, Storage & Peripherals		1,951,848

TOTAL CORPORATE BONDS
(Cost $39,214,821)		$41,296,961

U.S. GOVERNMENT AGENCY (2.2%)
Federal Home Loan Bank of Chicago
5.625%, 06/13/2016	1,275,000	1,353,473
		1,353,473
Federal Home Loan Mortgage Corp.
5.250%, 04/18/2016	200,000	210,182
		210,182

TOTAL U.S. GOVERNMENT AGENCY
(Cost $1,476,160)		$1,563,655

U.S. TREASURY NOTES (38.6%)
0.375%, 03/31/2016	265,000	265,269
0.500%, 02/28/2017	4,970,000	4,967,282

P / 26

	Principal Amount	Value
1.000%, 02/15/2018	$3,985,000	$4,001,187
1.375%, 02/29/2020	8,330,000	8,332,599
1.750%, 02/28/2022	7,685,000	7,707,217
2.000%, 02/15/2025	2,295,000	2,309,702

TOTAL U.S. TREASURY NOTES
(Cost $27,349,484)		$27,583,256

TOTAL DEBT SECURITIES
(Cost $68,040,465)		$70,443,872

SHORT-TERM INVESTMENT (0.8%)
	Shares	Value
MONEY MARKET MUTUAL FUND (0.8%)
First American Treasury Obligations Fund 0.000%*	558,520	558,520

TOTAL SHORT-TERM INVESTMENT
(Cost $558,520)		$558,520

TOTAL INVESTMENTS (99.5%)
(Cost $68,598,985)		$71,002,392

OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)		348,866

TOTAL NET ASSETS (100.0%)		$71,351,258

*Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

P / 27

SCHEDULES OF INVESTMENTS March 31, 2015

Rainier High Yield Fund

Sector Representation as of March 31, 2015 (% of net assets)

DEBT SECURITIES (93.2%)
	Principal Amount	Value
ASSET-BACKED SECURITIES (0.9%)

SERVICES (0.9%)
US Airways 2013-1 Class B Pass Through Trust
Series 2013-1, 5.375%, 05/15/2023	$494,577	$520,542
Total Services

TOTAL ASSET-BACKED SECURITIES
(Cost $494,577)		$520,542

CORPORATE BONDS (92.3%)

AUTOMOTIVE (2.9%)
Dana Holding Corp.
5.500%, 12/15/2024	250,000	258,750
MPG Holdco I, Inc.
7.375%, 10/15/2022*
(Acquired 10/10/2014 & 12/18/2014, Cost $503,240)	500,000	536,875
Tenneco, Inc.
6.875%, 12/15/2020	240,000	255,600
The Goodyear Tire & Rubber Co.
7.000%, 05/15/2022	500,000	550,000
Total Automotive		1,601,225

	Principal Amount	Value
BANKING (2.1%)
Deutsche Bank AG^
7.500%, 12/29/2049	$600,000	$611,250
Royal Bank of Scotland Group plc^
6.000%, 12/19/2023	500,000	557,126
Total Banking		1,168,376

BASIC INDUSTRY (13.8%)
Cascades, Inc.^
7.875%, 01/15/2020	250,000	260,469
Consolidated Energy Financial SA^
6.750%, 10/15/2019*
(Acquired 10/02/2014 & 02/10/2015, Cost $729,315)	750,000	759,375
Domtar Corp.
10.750%, 06/01/2017	300,000	351,814
Evolution Escrow Issuer LLC
7.500%, 03/15/2022*
(Acquired 03/11/2015, Cost $250,934)	250,000	253,750
Griffon Corp.
5.250%, 03/01/2022	1,250,000	1,237,937
Hexion U.S. Finance Corp.
6.625%, 04/15/2020	900,000	828,000

P / 28

	Principal Amount	Value
Kissner Milling Co. Ltd.^
7.250%, 06/01/2019*
(Acquired 05/15/2014, Cost $1,000,000)	$1,000,000	$1,035,000
Magnetation LLC / Magnetation Finance Corp.
11.000%, 05/15/2018*
(Acquired 05/15/2013, 08/23/2013 and 11/12/2014, Cost $459,811)	500,000	258,750
Masco Corp.
5.850%, 03/15/2017	285,000	305,663
PetroLogistics LP / PetroLogistics Finance Corp.
6.250%, 04/01/2020	1,240,000	1,334,550
TRI Pointe Holdings, Inc.
5.875%, 06/15/2024	1,000,000	981,250
Total Basic Industry		7,606,558

CAPITAL GOODS (5.9%)
Bombardier, Inc.^:
6.125%, 01/15/2023*
(Acquired 02/19/2015, Cost $477,729)	500,000	475,000
7.500%, 03/15/2025*
(Acquired 02/27/2015, Cost $250,000)	250,000	247,344
Crown Americas LLC / Crown Americas Capital Corp. III
6.250%, 02/01/2021	250,000	264,688
General Cable Corp.
5.750%, 10/01/2022	600,000	561,000
Greif, Inc.
7.750%, 08/01/2019	300,000	339,375
Milacron LLC / Milacron Finance Sub LLC
8.375%, 05/15/2019*
(Acquired 04/20/2012, Cost $403,107)	400,000	429,000

	Principal Amount	Value
SPX Corp.
6.875%, 09/01/2017	$250,000	$273,125
Waterjet Holdings, Inc.
7.625%, 02/01/2020*
(Acquired 01/24/2014, Cost $610,379)	600,000	634,500
Total Capital Goods		3,224,032

CONSUMER CYCLICAL (3.0%)
First Cash Financial Services, Inc.
6.750%, 04/01/2021	500,000	517,500
Levi Strauss & Co.
7.625%, 05/15/2020	600,000	627,000
Serta Simmons Holdings LLC
8.125%, 10/01/2020*
(Acquired 09/19/2012, Cost $250,000)	250,000	264,375
Wolverine World Wide, Inc.
6.125%, 10/15/2020	200,000	214,500
Total Consumer Cyclical		1,623,375

CONSUMER NON-CYCLICAL (4.7%)
Dean Foods Co.
6.500%, 03/15/2023*
(Acquired 02/20/2015, Cost $504,029)	500,000	503,750
Family Tree Escrow LLC
5.750%, 03/01/2023*
(Acquired 02/06/2015, Cost $250,000)	250,000	264,375
JBS USA LLC / JBS USA Finance Corp.
7.250%, 06/01/2021*
(Acquired 09/13/2013, Cost $499,823)	500,000	530,625
Netflix, Inc.
5.750%, 03/01/2024	250,000	255,938
Sirius XM Radio, Inc.
5.375%, 04/15/2025*
(Acquired 03/03/2015, Cost $500,000)	500,000	503,750
Vector Group Ltd.
7.750%, 02/15/2021	500,000	533,750
Total Consumer Non-Cyclical		2,592,188

The accompanying notes are an integral part of these financial statements.

P / 29

SCHEDULES OF INVESTMENTS March 31, 2015

Rainier High Yield Fund

continued

	Principal Amount	Value
ENERGY (15.2%)
Access Midstream Partners LP / ACMP Finance Corp.
4.875%, 05/15/2023	$250,000	$252,294
AmeriGas Finance LLC / AmeriGas Finance Corp.
7.000%, 05/20/2022	1,000,000	1,077,500
Antero Resources Corp.
5.625%, 06/01/2023*
(Acquired 03/03/2015, Cost $500,000)	500,000	495,625
Atlas Pipeline Partners LP
6.625%, 10/01/2020	100,000	103,500
Calumet Specialty Products Partners LP
6.500%, 04/15/2021*
(Acquired 06/03/2014, Cost $1,122,452)	1,100,000	1,072,500
Chesapeake Energy Corp.
6.625%, 08/15/2020	500,000	518,750
Hornbeck Offshore Services, Inc.
5.875%, 04/01/2020	500,000	432,500
Parker Drilling Co.
7.500%, 08/01/2020	300,000	245,250
Plains Exploration & Production Co.
6.750%, 02/01/2022	163,000	173,187
Regency Energy Partners LP
5.500%, 04/15/2023	500,000	518,750
Sabine Pass LNG LP
6.500%, 11/01/2020	1,000,000	1,040,000
Shelf Drilling Holdings Ltd.^
8.625%, 11/01/2018*
(Acquired 10/10/2012, Cost $1,000,000)	1,000,000	827,500
SM Energy Co.
6.500%, 11/15/2021	300,000	306,000
Tesoro Corp.
5.375%, 10/01/2022	1,000,000	1,050,000
Transocean, Inc.^
2.500%, 10/15/2017	250,000	230,000
Total Energy		8,343,356

FINANCIAL SERVICES (13.2%)
Aircastle Ltd.^:
5.125%, 03/15/2021	1,000,000	1,047,500
5.500%, 02/15/2022	250,000	266,562

	Principal Amount	Value
Alliance Data Systems Corp.
6.375%, 04/01/2020*
(Acquired 03/22/2012 and 12/13/2012, Cost $255,200)	$250,000	$259,687
Credit Acceptance Corp.
7.375%, 03/15/2023*
(Acquired 03/25/2015, Cost $498,125)	500,000	494,375
International Lease Finance Corp.:
6.250%, 05/15/2019	750,000	821,250
8.250%, 12/15/2020	150,000	183,000
Jefferies Finance LLC / JFIN Co-Issuer Corp.:
7.375%, 04/01/2020*
(Acquired 03/19/2013, Cost $1,009,505)	1,000,000	975,000
7.500%, 04/15/2021*
(Acquired 10/08/2014, Cost $1,000,000)	1,000,000	968,750
JPMorgan Chase & Co.
6.000%, 12/29/2049	1,000,000	1,017,500
Navient Corp.
5.500%, 01/25/2023	800,000	764,000
Ocwen Financial Corp.
6.625%, 05/15/2019*
(Acquired 05/07/2014, Cost $500,000)	500,000	435,000
Total Financial Services		7,232,624

HEALTH CARE (3.1%)
HealthSouth Corp.
7.750%, 09/15/2022	779,000	826,714
Par Pharmaceutical Cos., Inc.
7.375%, 10/15/2020	100,000	106,000
Select Medical Corp.
6.375%, 06/01/2021	750,000	745,781
Total Health Care		1,678,495

MEDIA (4.2%)
Cablevision Systems Corp.
8.625%, 09/15/2017	400,000	451,000
CCO Holdings LLC / CCO Holdings Capital Corp.
7.375%, 06/01/2020	100,000	107,125
CCOH Safari LLC
5.750%, 12/01/2024	500,000	516,250

P / 30

	Principal Amount	Value
Cenveo Corp.
6.000%, 08/01/2019*
(Acquired 06/19/2014, 11/06/2014 & 02/17/2015, Cost $725,052)	$750,000	$706,875
Nielsen Finance LLC / Nielsen Finance Co.
5.000%, 04/15/2022*
(Acquired 03/28/2014 and 06/23/2014, Cost $500,883)	500,000	505,000
Total Media		2,286,250

REAL ESTATE (1.9%)
Realogy Group LLC / Realogy Co-Issuer Corp.
5.250%, 12/01/2021*
(Acquired 11/14/2014, Cost $1,000,000)	1,000,000	1,018,750
Total Real Estate		1,018,750

SERVICES (6.8%)
Ashtead Capital, Inc.
5.625%, 10/01/2024*
(Acquired 09/10/2014, Cost $200,000)	200,000	209,000
Cinemark USA, Inc.
4.875%, 06/01/2023	350,000	350,000
DigitalGlobe, Inc.
5.250%, 02/01/2021*
(Acquired 01/25/2013 & 12/22/2014, Cost $582,075)	590,000	592,950
Iron Mountain, Inc.
7.750%, 10/01/2019	250,000	267,187
MGM Resorts International
7.750%, 03/15/2022	1,000,000	1,128,750
United Rentals North America, Inc.:
8.375%, 09/15/2020	600,000	645,330
5.750%, 11/15/2024	500,000	518,750
Total Services		3,711,967

TECHNOLOGY & ELECTRONICS (6.3%)
Advanced Micro Devices, Inc.
7.750%, 08/01/2020	900,000	864,000

	Principal Amount	Value
Amkor Technology, Inc.
6.625%, 06/01/2021	$700,000	$731,500
Brightstar Corp.
7.250%, 08/01/2018*
(Acquired 07/26/2013, Cost $989,730)	1,000,000	1,072,500
Nokia Corp.^
5.375%, 05/15/2019	500,000	540,000
Zebra Technologies Corp.
7.250%, 10/15/2022*
(Acquired 02/06/2015, Cost $267,582)	250,000	270,000
Total Technology & Electronics		3,478,000

TELECOMMUNICATION SERVICES (8.1%)
CenturyLink, Inc.
5.625%, 04/01/2020	100,000	105,375
Frontier Communications Corp.:
8.500%, 04/15/2020	500,000	563,750
9.250%, 07/01/2021	250,000	290,937
6.875%, 01/15/2025	250,000	248,125
GCI, Inc.
6.750%, 06/01/2021	81,000	82,266
Intelsat Jackson Holdings SA^
7.250%, 10/15/2020	250,000	258,125
Level 3 Communications, Inc.
5.750%, 12/01/2022	500,000	515,950
Sprint Capital Corp.
6.875%, 11/15/2028	575,000	530,437
T-Mobile USA, Inc.:
6.250%, 04/01/2021	250,000	260,938
6.500%, 01/15/2024	500,000	523,750
Windstream Corp.:
7.875%, 11/01/2017	250,000	271,875
7.500%, 06/01/2022	250,000	242,188
Zayo Group LLC
10.125%, 07/01/2020	488,000	554,490
Total Telecommunication Services		4,448,206

UTILITIES (1.1%)
NRG Energy, Inc.:
6.250%, 07/15/2022	100,000	103,250
6.625%, 03/15/2023	250,000	260,000

The accompanying notes are an integral part of these financial statements.

P / 31

SCHEDULES OF INVESTMENTS March 31, 2015

Rainier High Yield Fund

continued

	Principal Amount	Value
The AES Corp.
7.375%, 07/01/2021	$200,000	$223,000
Total Utilities		586,250

TOTAL CORPORATE BONDS
(Cost $49,708,414)		$50,599,652

TOTAL DEBT SECURITIES
(Cost $50,202,991)		$51,120,194

COMMON STOCK (0.1%)
	Shares
ENERGY (0.1%)
Calumet Specialty Prodcuts Partners LP	2,000	48,100
Total Energy		48,100

TOTAL COMMON STOCK
(Cost $49,437)		$48,100

SHORT-TERM INVESTMENTS (4.8%)

MONEY MARKET MUTUAL FUNDS (4.8%)
First American Government Obligations Fund 0.000%**	2,628,721	2,628,721

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,628,721)		$2,628,721

TOTAL INVESTMENTS (98.1%)
(Cost $52,881,149)	$53,797,015

OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)	1,036,615

TOTAL NET ASSETS (100.0%)	$54,833,630

*Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At March 31, 2015, the value of these securities totaled $16,599,981 or 30.3% of the Fund’s net assets.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

Securities are classified based on the Bank of America Merrill Lynch U.S. High Yield Index.

P / 32

SCHEDULES OF INVESTMENTS March 31, 2015

Rainier International Discovery Fund

Sector Representation as of March 31, 2015 (% of net assets)

COMMON STOCKS (95.0%)
	Shares	Value
AUSTRALIA (0.9%)
Orora Ltd.	223,000	$385,555
Total Australia		385,555

AUSTRIA (1.7%)
AMS AG	10,220	490,598
Wienerberger AG	16,780	268,294
Total Austria		758,892

BELGIUM (1.4%)
Melexis NV	10,470	624,809
Total Belgium		624,809

BRAZIL (0.5%)
Raia Drogasil SA	25,000	224,342
Total Brazil		224,342

CANADA (5.6%)
Canadian Apartment Properties	22,100	509,510
Dollarama, Inc.	19,540	1,092,284
Linamar Corp.	4,500	277,451
Raging River Exploration, Inc.*	43,700	307,423
Whitecap Resources, Inc.	27,200	308,390
Total Canada		2,495,058

	Shares	Value
CHINA (1.2%)
Sunny Optical Technology Group Co. Ltd.	151,000	$274,629
Xinyi Solar Holdings Ltd.	850,000	264,232
Total China		538,861

DENMARK (3.3%)
Pandora A/S	6,740	614,478
Royal Unibrew A/S*	3,630	609,123
Topdanmark A/S*	8,650	259,301
Total Denmark		1,482,902

FINLAND (0.9%)
Huhtamaki OYJ	12,340	384,124
Total Finland		384,124

FRANCE (6.5%)
Eurofins Scientific SA	825	222,435
Ingenico SA	9,040	994,378
Orpea	14,090	888,560
Saft Groupe SA	7,880	290,113
Teleperformance	7,420	509,097
Total France		2,904,583

GERMANY (7.6%)
Dialog Semiconductor plc*	13,500	610,608
Norma Group SE	6,230	313,938

The accompanying notes are an integral part of these financial statements.

P / 33

SCHEDULES OF INVESTMENTS March 31, 2015

Rainier International Discovery Fund

continued

	Shares	Value
Sixt SE	9,360	$417,568
Stroeer Media SE	17,710	607,173
United Internet AG	13,770	627,854
Wirecard AG	18,813	796,198
Total Germany		3,373,339

HONG KONG (3.6%)
Samsonite International SA	178,650	621,029
Techtronic Industries Co.	289,500	978,362
Total Hong Kong		1,599,391

INDIA (2.0%)
Aurobindo Pharma Ltd.	18,550	362,100
Indiabulls Housing Finance Ltd.	25,780	229,824
Yes Bank Ltd.	23,080	300,849
Total India		892,773

INDONESIA (2.9%)
Jasa Marga Persero Tbk PT	565,900	311,623
Kalbe Farma Tbk PT	4,771,000	680,529
Tower Bersama Infrastructure Tbk PT	410,200	297,258
Total Indonesia		1,289,410

IRELAND (1.2%)
Smurfit Kappa Group plc	18,290	514,076
Total Ireland		514,076

ITALY (3.3%)
Banca Generali SpA	19,830	621,966
Brembo SpA	9,840	402,268
Salvatore Ferragamo SpA	13,270	425,487
Total Italy		1,449,721

JAPAN (19.0%)
Alps Electric Co. Ltd.	20,800	503,459
Asahi Intecc Co. Ltd.	4,600	322,174
ASICS Corp.	22,800	621,637
Calbee, Inc.	17,800	774,719
GMO Payment Gateway, Inc.	14,300	339,094

	Shares	Value
Harmonic Drive Systems, Inc.	36,100	$797,640
Hitachi Metals Ltd.	43,000	661,483
Kansai Paint Co. Ltd.	16,000	291,358
M3, Inc.	30,300	644,476
MonotaRO Co. Ltd.	7,200	261,742
Mori Hills REIT Investment Corp.	220	310,552
Pigeon Corp.	13,600	1,146,421
Seria Co. Ltd.	14,000	506,608
Suruga Bank Ltd.	29,900	622,008
Zenkoku Hosho Co. Ltd.	16,800	631,042
Total Japan		8,434,413

NETHERLANDS (4.2%)
Core Laboratories NV	2,010	210,025
Euronext NV*	13,510	572,347
Koninklijke Wessanen NV	81,740	542,900
USG People NV	37,690	522,380
Total Netherlands		1,847,652

PHILIPPINES (2.7%)
Alliance Global Group, Inc.	362,500	214,905
Universal Robina Corp.	198,690	1,004,562
Total Philippines		1,219,467

SINGAPORE (0.8%)
Religare Health Trust	474,800	377,114
Total Singapore		377,114

SOUTH AFRICA (0.8%)
Mr. Price Group Ltd.	16,270	348,781
Total South Africa		348,781

SPAIN (1.9%)
Bankinter SA	63,830	487,774
NH Hotel Group SA*	62,550	342,336
Total Spain		830,110

SWEDEN (3.1%)
Avanza Bank Holding AB	15,600	544,324
Hexpol AB	6,178	623,743
Net Entertainment AB	6,540	225,540
Total Sweden		1,393,607

P / 34

SHORT-TERM INVESTMENTS (7.1%)

	Shares	Value
SWITZERLAND (2.5%)
U-Blox AG	3,580	$626,261
Vontobel Holding AG	11,210	475,831
Total Switzerland		1,102,092

TAIWAN (4.7%)
Eclat Textile Co. Ltd.	52,390	688,995
Makalot Industrial	37,000	266,059
Merida Industry Co. Ltd.	27,500	216,203
PChome Online, Inc.	35,000	455,258
Poya Co. Ltd.	47,000	447,619
Total Taiwan		2,074,134

THAILAND (0.7%)
Minor International PCL	297,600	320,098
Total Thailand		320,098

UNITED KINGDOM (12.0%)
Ashtead Group plc	37,556	603,900
Close Brothers Group plc	21,780	503,686
Crest Nicholson Holdings plc	50,100	316,372
Essentra plc	47,070	693,695
Hays plc	154,460	349,645
HellermannTyton Group plc	80,290	398,157
Hikma Pharmaceuticals plc	13,150	415,491
Just Eat plc*	38,770	250,749
OneSavings Bank plc*	75,990	309,706
St. James’s Place plc	43,080	597,188
Ted Baker plc	10,750	398,662
Virgin Money Holdings plc*	83,190	491,146
Total United Kingdom		5,328,397

TOTAL COMMON STOCKS
(Cost $33,648,724)		$42,193,701

	Shares	Value
MONEY MARKET MUTUAL FUNDS (7.1%)
First American Government Obligations Fund 0.010%**	2,205,000	$2,205,000
First American Treasury Obligations Fund 0.010%**	937,595	937,595

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,142,595)		$3,142,595

TOTAL INVESTMENTS (102.1%)
(Cost $36,791,319)		$45,336,296

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.1%)		(922,313)

TOTAL NET ASSETS (100.0%)		$44,413,983

Sector Diversification:	Percentage
Consumer Discretionary	21.4%
Financials	16.8%
Information Technology	15.9%
Industrials	11.8%
Consumer Staples	9.7%
Health Care	8.8%
Materials	8.0%
Energy	1.9%
Telecommunication Services	0.7%
TOTAL PORTFOLIO	95.0%

SHORT-TERM INVESTMENTS AND LIABILITIES IN EXCESS OF OTHER ASSETS	5.0%

TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.

P / 35

SCHEDULES OF INVESTMENTS March 31, 2015

Rainier International Discovery Fund

continued

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

Securities are classified by country of major operations.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

P / 36

This page is intentionally left blank.

P / 37

Statements of Assets and Liabilities

Rainier Funds

March 31, 2015

	LARGE CAP EQUITY FUND	MID CAP EQUITY FUND
ASSETS
Investments in securities, at cost (Note 2)	$263,494,784	$761,029,305

Investment in securities, at value (Note 2) (1)	$352,449,773	$968,691,795
Cash	–	62,537
Cash, denominated in foreign currency (cost $61,672)	–	–
Receivables
Investment securities sold	–	4,527,906
Dividends and interest	101,953	612,280
Fund shares sold	325,737	1,783,253
Due from Adviser	27,742	49,943
Foreign tax reclaims	11,275	864
Prepaid expenses	42,537	60,939

Total Assets	352,959,017	975,789,517

LIABILITIES
Payables
Investment securities purchased	706,985	1,097,481
Fund shares redeemed	295,350	4,469,619
Distributions to shareholders	–	–
Due to Investment Adviser (Note 3)	209,738	713,867
Due under Distribution Plan – Original Shares (Note 7)	36,761	43,457
Accrued expenses	120,857	422,498
Deferred trustees compensation (Note 3)	340,699	135,278

Total Liabilities	1,710,390	6,882,200

Net assets	$351,248,627	$968,907,317

COMPONENTS OF NET ASSETS
Paid-in capital	$245,248,194	$744,359,122
Accumulated undistributed net investment loss	(340,699)	(1,140,864)
Accumulated undistributed net realized gain on investments	17,386,199	18,026,569
Net unrealized appreciation (depreciation) on:
Investments	88,954,989	207,662,490
Foreign currency	(56)	–

Net assets	$351,248,627	$968,907,317

Original shares
Net assets applicable to shares outstanding	$125,815,571	$100,813,132
Shares outstanding	4,948,181	1,874,646
Net asset value, offering and redemption price per share	$25.43	$53.78

Institutional shares
Net assets applicable to shares outstanding	$225,433,056	$868,094,185
Shares outstanding	8,715,184	15,686,632
Net asset value, offering and redemption price per share	$25.87	$55.34

Class A shares
Net assets applicable to shares outstanding	–	–
Shares outstanding	–	–
Net asset value, offering and redemption price per share	–	–
Maximum offering price per share	–	–

The accompanying notes are an integral part of these financial statements.

P / 38

SMALL/MID CAP EQUITY FUND	INTERMEDIATE FIXED INCOME FUND	HIGH YIELD FUND	INTERNATIONAL DISCOVERY FUND

$1,003,016,855	$68,598,985	$52,881,149	$36,791,319

$1,282,899,786	$71,002,392	$53,797,015	$45,336,296
47,048	–	250	–
–	–	–	61,427

4,629,274	–	243,005	108,087
647,991	417,774	998,510	75,771
775,358	192	8,909	64,466
–	29,303	7,546	14,705
1,017	–	–	18,444
62,593	31,897	13,774	20,822

1,289,063,067	71,481,558	55,069,009	45,700,018

4,596,791	–	107,771	1,207,887
1,147,129	7,072	3,493	–
–	216	66,410	–
918,540	30,754	26,037	35,936
169,000	12,194	819	1,244
402,702	15,646	20,827	39,171
645,740	64,418	10,022	1,797

7,879,902	130,300	235,379	1,286,035

$1,281,183,165	$71,351,258	$54,833,630	$44,413,983

$965,541,497	$68,413,065	$54,516,799	$36,134,284
(2,638,689)	(57,173)	9,692	(125,497)
38,397,426	591,959	(608,727)	(136,339)

279,882,931	2,403,407	915,866	8,544,977
–	–	–	(3,442)

$1,281,183,165	$71,351,258	$54,833,630	$44,413,983

$608,345,754	$60,159,968	$2,272,989	–
13,449,694	4,669,559	193,739	–
$45.23	$12.88	$11.73	–

$672,837,411	$11,191,290	$52,560,641	$40,356,123
14,254,114	868,825	4,488,666	2,602,880
$47.20	$12.88	$11.71	$15.50

–	–	–	4,057,860
–	–	–	262,563
–	–	–	$15.45
–	–	–	$16.39

The accompanying notes are an integral part of these financial statements.

P / 39

Statements of Operations

Rainier Funds

For the fiscal year ending March 31, 2015

	LARGE CAP EQUITY FUND	MID CAP EQUITY FUND
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $775, $7,161, $9,123, $0, $0, and $74,840 respectively	$4,149,576	$6,316,979
Interest	46	47

Total Income	4,149,622	6,317,026

Expenses
Investment advisory fees (Note 3)	3,053,307	8,364,127
Sub-transfer agent fees (Note 3)	496,554	1,495,920
Distribution fees – Original shares (Note 7)	364,989	315,338
Administration fees* (Note 3)	214,154	483,572
Trustee fees (Note 3)	68,396	96,543
Registration expense	61,465	75,798
Reports to shareholders	49,381	225,337
Compliance fees	26,633	58,657
Audit fees	25,581	44,816
Legal fees	6,005	14,603
Tax service fees	–	–
Interest expense (Note 2)	–	10
Miscellaneous expense	49,627	94,090

Total expenses	4,416,092	11,268,811
Less: fees waived and expenses absorbed (Note 3)	(332,572)	(462,016)

Net expenses	4,083,520	10,806,795

Net investment income (loss)	66,102	(4,489,769)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on:
Investments	109,635,271	83,731,508
Foreign currency	–	–
Net change in unrealized appreciation/depreciation on:
Investments	(54,993,405)	39,282,831
Foreign currency	(56)	–

Net realized and unrealized gain on investments	54,641,810	123,014,339

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,707,912	$118,524,570

*Includes administrator, transfer agent, fund accounting and custody fees.

The accompanying notes are an integral part of these financial statements.

P / 40

SMALL/MID CAP EQUITY FUND	INTERMEDIATE FIXED INCOME FUND	HIGH YIELD FUND	INTERNATIONAL DISCOVERY FUND

$7,344,641	$ –	$ –	$576,386
66	2,338,243 +	3,257,827	60

7,344,707	2,338,243	3,257,827	576,446

12,339,916	479,786	290,679	381,022
1,443,003	9,975	9,535	13,888
1,660,032	95,843	4,047	8,476
712,974	47,149	26,049	91,819
185,208	13,797	5,222	3,320
52,505	31,967	28,854	39,738
160,677	7,001	1,110	2,200
87,278	5,877	3,063	2,205
50,412	16,739	16,719	16,363
21,532	4,424	827	660
–	–	–	23,517
6,866	–	–	15
158,308	11,101	5,966	5,934

16,878,711	723,659	392,071	589,157
–	(196,008)	(44,494)	(104,388)

16,878,711	527,651	347,577	484,769

(9,534,004)	1,810,592	2,910,250	91,677

147,716,880	1,398,656	(127,374)	872,946 ^
–	–	–	(70,003)

(15,638,047)	(587,902)	(1,890,197)	886,988
–	–	–	(3,216)

132,078,833	810,754	(2,017,571)	1,686,715

$122,544,829	$2,621,346	$892,679	$1,778,392

+Net of foreign tax witholding of $1,437.

^Net of foreign tax witholding of $131,358.

The accompanying notes are an integral part of these financial statements.

P / 41

Statements of Changes in Net Assets

Rainier Funds

March 31, 2015

	LARGE CAP EQUITY FUND
Fiscal year ending March 31,	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$66,102	$(10,576)
Net realized gain on investments and foreign currency	109,635,271	110,607,445
Net change in unrealized appreciation / depreciation on investments and foreign currency	(54,993,461)	4,201,138

Increase (decrease) in net assets resulting from operations	54,707,912	114,798,007

Distributions to shareholders
From net investment income
Original shares	–	(312,848)
Institutional shares	(21,910)	(2,131,100)
From net realized gain on investments sold
Original shares	(31,185,667)	(24,524,193)
Institutional shares	(54,996,426)	(64,128,141)

Decrease in net assets from distributions	(86,204,003)	(91,096,282)

Capital share transactions
Proceeds from shares sold
Original shares	9,760,204	15,897,399
Institutional shares	48,991,553	61,529,421
Proceeds from shares reinvested
Original shares	30,779,782	24,593,183
Institutional shares	54,740,587	65,990,512
Cost of shares redeemed
Original shares	(66,135,084)	(71,697,541)
Institutional shares	(254,522,532)	(208,213,375)

Net increase (decrease) from capital share transactions	(176,385,490)	(111,900,401)

Net increase (decrease) in net assets	(207,881,581)	(88,198,676)

NET ASSETS
Beginning of Year	559,130,208	647,328,884

End of Year	$351,248,627	$559,130,208

Accumulated undistributed net investment loss	$(340,699)	$(283,194)

Original shares
Shares sold	340,360	518,564
Shares issued on reinvestment of distributions	1,292,182	859,902
Shares redeemed	(2,220,489)	(2,378,322)

Net decrease in shares outstanding	(587,947)	(999,856)

Institutional shares
Shares sold	1,695,229	2,014,215
Shares issued on reinvestment of distributions	2,261,073	2,284,990
Shares redeemed	(8,498,146)	(6,749,224)

Net increase (decrease) in shares outstanding	(4,541,844)	(2,450,019)

The accompanying notes are an integral part of these financial statements.

P / 42

MID CAP EQUITY FUND		SMALL/MID CAP EQUITY FUND
2015	2014	2015	2014

$(4,489,769)	$(4,303,079)	$(9,534,004)	$(11,337,823)
83,731,508	133,037,539	147,716,880	386,399,339
39,282,831	43,909,290	(15,638,047)	14,951,477

118,524,570	172,643,750	122,544,829	390,012,993

–	–	–	–
–	–	–	–

(12,352,505)	(12,487,213)	(91,705,817)	(7,791,086)
(83,801,725)	(67,109,508)	(90,880,427)	(9,886,038)

(96,154,230)	(79,596,721)	(182,586,244)	(17,677,124)

27,640,294	16,576,957	49,574,665	100,011,339
186,554,869	221,360,112	69,425,446	110,021,817

12,167,164	12,004,383	90,158,069	7,679,470
83,539,214	66,967,368	90,709,188	9,872,792

(79,319,353)	(117,732,283)	(267,339,008)	(607,551,253)
(287,143,763)	(231,681,065)	(421,422,864)	(409,359,324)

(56,561,575)	(32,504,528)	(388,894,504)	(789,325,159)

(34,191,235)	60,542,501	(448,935,919)	(416,989,290)

1,003,098,552	942,556,051	1,730,119,084	2,147,108,374

$968,907,317	$1,003,098,552	$1,281,183,165	$1,730,119,084

$(1,140,864)	$(88,946)	$(2,638,689)	$(3,093,601)

530,018	321,512	1,041,969	2,276,159
248,868	239,752	2,209,756	166,403
(1,495,013)	(2,304,318)	(5,627,255)	(13,543,577)

(716,127)	(1,743,054)	(2,375,530)	(11,101,015)

3,395,139	4,193,462	1,444,767	2,369,562
1,661,811	1,308,212	2,132,327	207,064
(5,263,339)	(4,439,892)	(8,322,630)	(8,848,762)

(206,389)	1,061,782	(4,745,536)	(6,272,136)

The accompanying notes are an integral part of these financial statements.

P / 43

Statements of Changes in Net Assets

Rainier Funds

March 31, 2015

	INTERMEDIATE FIXED INCOME FUND
Fiscal year ending March 31,	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$1,810,592	$2,460,288
Net realized gain (loss) on investments and foreign currency	1,398,656	817,009
Net change in unrealized appreciation / depreciation on investments and foreign currency	(587,902)	(3,143,921)

Increase in net assets resulting from operations	2,621,346	133,376

Distributions to shareholders
From net investment income
Original shares	(1,790,658)	(2,485,174)
Institutional shares	(23,739)	–
Class A shares	–	–
From net realized gain on investments sold
Original shares	(960,148)	(835,070)
Institutional shares	–	–
Class A shares	–	–

Decrease in net assets from distributions	(2,774,545)	(3,320,244)

Capital share transactions
Proceeds from shares sold
Original shares	16,565,937	22,835,631
Institutional shares	11,168,461	–
Class A shares	–	–
Proceeds from shares reinvested
Original shares	2,746,732	3,313,868
Institutional shares	23,739	–
Class A shares	–	–
Cost of shares redeemed
Original shares	(65,953,284)	(25,159,608)
Institutional shares	–	–
Class A shares	–	–

Net increase from capital share transactions	(35,448,415)	989,891

Net increase (decrease) in net assets	(35,601,614)	(2,196,977)

NET ASSETS
Beginning of Year	106,952,872	109,149,849

End of Year	$71,351,258	$106,952,872

Accumulated undistributed net investment income (loss)	$(57,173)	$(53,368)

Original shares
Shares sold	1,275,270	1,749,379
Shares issued on reinvestment of distributions	213,092	254,847
Shares redeemed	(5,098,294)	(1,926,938)

Net increase (decrease) in shares outstanding	(3,609,932)	77,288

Institutional shares
Shares sold	866,982	–
Shares issued on reinvestment of distributions	1,843	–
Shares redeemed	–	–

Net increase in shares outstanding	868,825	–

Class A shares
Shares sold	–	–
Shares issued on reinvestment of distributions	–	–
Shares redeemed	–	–

Net increase in shares outstanding	–	–

The accompanying notes are an integral part of these financial statements.

P / 44

HIGH YIELD FUND		INTERNATIONAL DISCOVERY FUND
2015	2014	2015	2014

$2,910,250	$2,602,692	$91,677	$9,691
(127,374)	878,964	802,943	2,176,330
(1,890,197)	(289,432)	883,772	3,282,289

892,679	3,192,224	1,778,392	5,468,310

(90,268)	(7,747)	–	–
(2,819,898)	(2,615,272)	(22,299)	(22,705)
–	–	–	(533)

(28,943)	(9,044)	–	–
(699,738)	(863,077)	(1,751,766)	(451,817)
–	–	(160,703)	(41,440)

(3,638,847)	(3,495,140)	(1,934,768)	(516,495)

2,291,746	467,873	–	–
9,147,962	5,235,635	20,920,320	6,605,478
–	–	2,112,149	2,950,104

119,211	14,926	–	–
2,660,002	3,350,633	1,287,236	474,192
–	–	149,201	40,169

(96,803)	(403,569)	–	–
(3,842,769)	(3,762,902)	(12,007,750)	(1,842,003)
–	–	(1,152,232)	(359,973)

10,279,349	4,902,596	11,308,924	7,867,967

7,533,181	4,599,680	11,152,548	12,819,782

47,300,449	42,700,769	33,261,435	20,441,653

$54,833,630	$47,300,449	$44,413,983	$33,261,435

$9,692	$(6,860)	$(125,497)	$(241)

185,248	37,688	–	–
10,049	1,223	–	–
(8,176)	(33,161)	–	–

187,121	5,750	–	–

755,299	427,904	1,370,272	460,910
223,037	273,577	92,540	33,230
(321,544)	(303,271)	(806,007)	(128,259)

656,792	398,210	656,805	365,881

–	–	140,303	204,995
–	–	10,749	2,817
–	–	(77,330)	(24,037)

–	–	73,722	183,775

The accompanying notes are an integral part of these financial statements.

P / 45

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Rainier Funds

For a capital share outstanding throughout the period

LARGE CAP EQUITY FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2015	2014	2013	2012	2011

Net asset value, beginning of year	$29.53	$28.91	$27.33	$26.44	$22.69

Income (loss) from investment operations:
Net investment income (loss)	(0.05)*	(0.06)*	0.09 *	0.01 *	0.03 *

Net realized and unrealized gain on investments	3.70	5.70	2.01	0.95	3.82

Total from investment operations	3.65	5.64	2.10	0.96	3.85

Less distributions:
From net investment income	–	(0.06)	(0.09)	(0.07)	(0.10)

From net realized gains	(7.75)	(4.96)	(0.43)	–	–

Total distributions	(7.75)	(5.02)	(0.52)	(0.07)	(0.10)

Net asset value, end of year	$25.43	$29.53	$28.91	$27.33	$26.44

Total return	14.12%	20.09%	7.82%	3.67%	16.98%

Ratios/supplemental data:
Net assets, end of year (in millions)	$125.8	$163.5	$189.0	$343.7	$540.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.19%	1.19%	1.20%	1.17%	1.15%

After fees waived and expenses absorbed	1.12%	1.12%	1.18%	n/a	n/a

Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed	(0.16%)	(0.20%)	0.35%	0.02%	0.12%

Portfolio turnover rate**	76.67%	81.53%	84.93%	85.70%	74.09%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 46

Rainier Funds

For a capital share outstanding throughout the period

MID CAP EQUITY FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2015	2014	2013	2012	2011

Net asset value, beginning of year	$53.21	$48.50	$44.62	$43.42	$33.43

Income (loss) from investment operations:
Net investment loss	(0.38)*	(0.37)*	(0.20)*	(0.13)*	(0.21)

Net realized and unrealized gain on investments	6.51	9.87	4.08	1.33	10.20

Total from investment operations	6.13	9.50	3.88	1.20	9.99

Less distributions:
From net investment income	–	–	–	–	–

From net realized gains	(5.56)	(4.79)	–	–	–

Total distributions	(5.56)	(4.79)	–	–	–

Net asset value, end of year	$53.78	$53.21	$48.50	$44.62	$43.42

Total return	12.57%	20.21%	8.70%	2.76%	29.88%

Ratios/supplemental data:
Net assets, end of year (in millions)	$100.8	$137.8	$210.2	$276.6	$466.5

Ratio of expenses to average net assets:
Before fees waived or expenses absorbed/recouped	1.36%	1.34%	1.35%	1.31%	1.30%

After fees waived or expenses absorbed/recouped	1.35%	1.35%	1.35%	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.71%)	(0.72%)	(0.47%)	(0.65%)	(0.59%)

Portfolio turnover rate**	137.02%	149.80%	131.10%	127.86%	110.64%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 47

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

SMALL/MID CAP EQUITY FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2015	2014	2013	2012	2011

Net asset value, beginning of year	$48.78	$40.54	$36.91	$35.65	$27.60

Income (loss) from investment operations:
Net investment loss	(0.38)*	(0.32)*	(0.19)*	(0.25)*+	(0.23)

Net realized and unrealized gain on investments	4.12	9.03	3.82	1.51	8.28

Total from investment operations	3.74	8.71	3.63	1.26	8.05

Less distributions:
From net investment income	–	–	–	–	–

From net realized gains	(7.29)	(0.47)	–	–	–

Total distributions	(7.29)	(0.47)	–	–	–

Net asset value, end of year	$45.23	$48.78	$40.54	$36.91	$35.65

Total return	9.29%	21.55%	9.83%	3.53%	29.17%

Ratios/supplemental data:
Net assets, end of year (in millions)	$608.3	$771.9	$1,091.5	$1,302.9	$1,781.6

Ratio of expenses to average net assets:	1.33%	1.32%	1.29%	1.26%	1.24%

Ratio of net investment income to average net assets	(0.81%)	(0.73%)	(0.52%)	(0.74%)	(0.65%)

Portfolio turnover rate**	133.58%	139.65%	121.29%	110.71%	112.96%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

+Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

P / 48

Rainier Funds

For a capital share outstanding throughout the period

INTERMEDIATE FIXED INCOME FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2015	2014	2013	2012	2011

Net asset value, beginning of year	$12.92	$13.31	$13.28	$13.07	$13.03

Income (loss) from investment operations:
Net investment income	0.25 *	0.30	0.38	0.42	0.45

Net realized and unrealized gain/(loss) on investments	0.11	(0.29)	0.11	0.33	0.15

Total from investment operations	0.36	0.01	0.49	0.75	0.60

Less distributions:
From net investment income	(0.25)	(0.30)	(0.38)	(0.43)	(0.45)

From net realized gains	(0.15)	(0.10)	(0.08)	(0.11)	(0.11)

Total distributions	(0.40)	(0.40)	(0.46)	(0.54)	(0.56)

Net asset value, end of year	$12.88	$12.92	$13.31	$13.28	$13.07

Total return	2.84%	0.08%	3.73%	5.83%	4.62%

Ratios/supplemental data:
Net assets, end of year (in millions)	$60.2	$107.0	$109.1	$109.0	$110.6

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.75%	0.74%	0.74%	0.72%	0.71%

After fees waived and expenses absorbed	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	1.89%	2.27%	2.82%	3.14%	3.36%

Portfolio turnover rate**	204.86%	136.10%	30.63%	32.65%	40.18%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 49

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

HIGH YIELD FUND – ORIGINAL SHARES

	Fiscal year ending March 31,		July 31, 2012* through Mar. 31, 2013
	2015	2014

Net asset value, beginning of year	$12.34	$12.43	$12.26

Income (loss) from investment operations:
Net investment income	0.63 **	0.66 **	0.49	**

Net realized and unrealized gain on investments	(0.46)	0.18	0.35

Total from investment operations	0.17	0.84	0.84

Less distributions:
From net investment income	(0.62)	(0.69)	(0.48)

From net realized gains	(0.16)	(0.24)	(0.19)

Total distributions	(0.78)	(0.93)	(0.67)

Net asset value, end of year	$11.73	$12.34	$12.43

Total return	1.46%	7.07%	7.01	%†

Ratios/supplemental data:
Net assets, end of year (in millions)	$2.3	$0.1	$0.0

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.11%	1.00%	1.03	%‡

After fees waived and expenses absorbed	0.90%	0.90%	0.90	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	5.29%	5.33%	5.90	%‡

Portfolio turnover rate***	33.69%	28.71%	32.74	%^

†Not annualized.

‡Annualized.

*Commencement of operations.

**Computed using the average shares method.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

^Value reported is for period April 1, 2012 through March 31, 2013.

The accompanying notes are an integral part of these financial statements.

P / 50

Rainier Funds

For a capital share outstanding throughout the period

LARGE CAP EQUITY FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2015	2014	2013	2012	2011

Net asset value, beginning of year	$29.84	$29.18	$27.60	$26.67	$22.85

Income (loss) from investment operations:
Net investment income	0.03 *	0.02 *	0.18 *	0.07 *	0.09 *

Net realized and unrealized gain on investments	3.75	5.76	2.01	0.95	3.85

Total from investment operations	3.78	5.78	2.19	1.02	3.94

Less distributions:
From net investment income	0.00 **	(0.16)	(0.18)	(0.09)	(0.12)

From net realized gains	(7.75)	(4.96)	(0.43)	–	–

Total distributions	(7.75)	(5.12)	(0.61)	(0.09)	(0.12)

Net asset value, end of year	$25.87	$29.84	$29.18	$27.60	$26.67

Total return	14.45%	20.42%	8.13%	3.91%	17.31%

Ratios/supplemental data:
Net assets, end of year (in millions)	$225.4	$395.6	$458.3	$567.7	$821.7

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.92%	0.90%	0.94%	0.92%	0.90%

After fees waived and expenses absorbed	0.84%	0.83%	0.92%	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.10%	0.07%	0.67%	0.28%	0.37%

Portfolio turnover rate***	76.67%	81.53%	84.93%	85.70%	74.09%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 51

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

MID CAP EQUITY FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2015	2014	2013	2012	2011

Net asset value, beginning of year	$54.44	$49.38	$45.32	$43.98	$33.78

Income (loss) from investment operations:
Net investment loss	(0.23)*	(0.21)*	(0.08)*	(0.01)*	(0.11)

Net realized and unrealized gain on investments	6.69	10.06	4.14	1.35	10.31

Total from investment operations	6.46	9.85	4.06	1.34	10.20

Less distributions:
From net investment income	–	–	–	–	–

From net realized gains	(5.56)	(4.79)	–	–	–

Total distributions	(5.56)	(4.79)	–	–	–

Net asset value, end of year	$55.34	$54.44	$49.38	$45.32	$43.98

Total return	12.90%	20.57%	8.96%	3.05%	30.20%

Ratios/supplemental data:
Net assets, end of year (in millions)	$868.1	$865.2	$732.4	$672.5	$467.7

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.11%	1.10%	1.10%	1.06%	1.05%

After fees waived and expenses absorbed	1.06%	1.05%	1.09%	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.42%)	(0.41%)	(0.19%)	(0.35%)	(0.34%)

Portfolio turnover rate**	137.02%	149.80%	131.10%	127.86%	110.64%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 52

Rainier Funds

For a capital share outstanding throughout the period

SMALL/MID CAP EQUITY FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2015	2014	2013	2012	2011

Net asset value, beginning of year	$50.43	$41.77	$37.93	$36.54	$28.22

Income (loss) from investment operations:
Net investment loss	(0.26)*	(0.19)*	(0.09)*	(0.16)*+	(0.13)

Net realized and unrealized gain on investments	4.32	9.32	3.93	1.55	8.45

Total from investment operations	4.06	9.13	3.84	1.39	8.32

Less distributions:
From net investment income	–	–	–	–	–

From net realized gains	(7.29)	(0.47)	–	–	–

Total distributions	(7.29)	(0.47)	–	–	–

Net asset value, end of year	$47.20	$50.43	$41.77	$37.93	$36.54

Total return	9.64%	21.92%	10.12%	3.80%	29.48%

Ratios/supplemental data:
Net assets, end of year (in millions)	$672.8	$958.2	$1,055.6	$1,291.3	$1,445.2

Ratio of expenses to average net assets:	1.03%	1.01%	1.02%	1.01%	0.99%

Ratio of net investment income to average net assets	(0.53%)	(0.42%)	(0.23%)	(0.47%)	(0.39%)

Portfolio turnover rate**	133.58%	139.65%	121.29%	110.71%	112.96%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

+Net Investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

P / 53

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

INTERMEDIATE FIXED INCOME FUND – INSTITUTIONAL SHARES

	February 2, 2015* through Mar. 31, 2015

Net asset value, beginning of year	$12.99

Income from investment operations:
Net investment income	0.04	**

Net realized and unrealized gain on investments	(0.10)

Total from investment operations	(0.06)

Less distributions:
From net investment income	(0.05)

From net realized gains	–

Total distributions	(0.05)

Net asset value, end of year	$12.88

Total return	(0.48	%)†

Ratios/supplemental data:
Net assets, end of year (in millions)	$11.2

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.92	%‡

After fees waived and expenses absorbed	0.45	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	2.68	%‡

Portfolio turnover rate***	204.86	%^

†Not annualized.

‡Annualized

*Commencement of operations.

**Computed using the average shares method.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

^Value reported is for period April 1, 2014 through March 31, 2015.

The accompanying notes are an integral part of these financial statements.

P / 54

Rainier Funds

For a capital share outstanding throughout the period

HIGH YIELD FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2015	2014	2013	2012	2011

Net asset value, beginning of year	$12.32	$12.43	$12.12	$12.06	$11.84

Income (loss) from investment operations:
Net investment income	0.67 *	0.72	0.76	0.78	0.87

Net realized and unrealized gain on investments	(0.46)	0.13	0.50	0.12	0.63

Total from investment operations	0.21	0.85	1.26	0.90	1.50

Less distributions:
From net investment income	(0.66)	(0.72)	(0.75)	(0.78)	(0.87)

From net realized gains	(0.16)	(0.24)	(0.20)	(0.06)	(0.41)

Total distributions	(0.82)	(0.96)	(0.95)	(0.84)	(1.28)

Net asset value, end of year	$11.71	$12.32	$12.43	$12.12	$12.06

Total return	1.78%	7.16%	10.74%	7.81%	13.21%

Ratios/supplemental data:
Net assets, end of year (in millions)	$52.6	$47.2	$42.7	$37.8	$16.0

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.73%	0.75%	0.78%	0.73%	0.77%

After fees waived and expenses absorbed	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	5.51%	5.85%	6.14%	6.55%	7.20%

Portfolio turnover rate**	33.69%	28.71%	32.74%	42.05%	26.16%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 55

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

INTERNATIONAL DISCOVERY FUND – INSTITUTIONAL SHARES

	Fiscal year ending March 31,			March 28, 2012* through Mar. 31, 2012
	2015	2014	2013

Net asset value, beginning of year	$15.58	$12.89	$10.02	$10.00

Income (loss) from investment operations:
Net investment income	0.04 ***	0.01 ***	0.02	0.00	**

Net realized and unrealized gain on investments	0.62	2.95	2.88	0.02

Total from investment operations	0.66	2.96	2.90	0.02

Less distributions:
From net investment income	(0.01)	(0.01)	(0.03)	–

From net realized gains	(0.73)	(0.26)	–	–

Total distributions	(0.74)	(0.27)	(0.03)	–

Net asset value, end of year	$15.50	$15.58	$12.89	$10.02

Total return	4.81%	23.15%	29.00%	0.20	%†

Ratios/supplemental data:
Net assets, end of year (in millions)	$40.4	$30.3	$20.4	$11.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.52%	1.61%	2.42%	2.12	%‡

After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.40%	0.08%	0.18%	0.33	%‡

Portfolio turnover rate****	110.73%	80.14%	78.16%	0.23	%†

†Not annualized.

‡Annualized

*Commencement of operations.

**Amount is less than $0.01 per share.

***Computed using the average shares method.

****Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 56

Rainier Funds

For a capital share outstanding throughout the period

INTERNATIONAL DISCOVERY FUND – CLASS A SHARES

	Fiscal year ending March 31,			November 30, 2012* through Mar. 31, 2013
	2015	2014

Net asset value, beginning of year	$15.56	$12.89		$11.21

Income (loss) from investment operations:
Net investment income (loss)	0.01 **	(0.10	)**	0.04	**

Net realized and unrealized gain on investments	0.61	3.03		1.67

Total from investment operations	0.62	2.93		1.71

Less distributions:
From net investment income	–	(0.00	)***	(0.03)

From net realized gains	(0.73)	(0.26)		–

Total distributions	(0.73)	(0.26)		(0.03)

Net asset value, end of year	$15.45	$15.56		$12.89

Total return	4.55%	22.91%		15.28	%†

Ratios/supplemental data:
Net assets, end of year (in millions)	$4.1	$2.9		$0.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.82%	1.83%		2.78	%‡

After fees waived and expenses absorbed	1.50%	1.50%		1.50	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.06%	(0.66%)		0.89	%‡

Portfolio turnover rate****	110.73%	80.14%		78.16	%^

†Not annualized.

‡Annualized

*Commencement of operations.

**Computed using the average shares method.

***Amount is less than $0.01 per share.

****Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

^Value reported is for period April 1, 2012 through March 31, 2013.

The accompanying notes are an integral part of these financial statements.

P / 57

Notes to Financial Statements

Rainier Funds

March 31, 2015

NOTE 1. ORGANIZATION

The Rainier Investment Management Mutual Funds (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Trust consists of seven separate series, six of which are included herein: Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, Intermediate Fixed Income Fund, High Yield Fund and International Discovery Fund (each a “Fund”, and together the “Funds”).

The Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund and International Discovery Fund seek to maximize long-term capital appreciation. The Intermediate Fixed Income Fund seeks to provide investors with current income. The High Yield Fund seeks to earn a high level of current income; capital appreciation is a secondary objective.

Each Fund offers two classes of shares. The International Discovery Fund offers Class A Shares and Institutional Shares; the other Funds offer Original Shares and Institutional Shares. Each class of shares represent an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them and the Class A shares may be subject to a sales charge. The Class A Shares and Original Shares are subject to an annual distribution fee as described in Note 7. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares of each Fund and Class, with $0.01 per value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board.

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing the net asset value (“NAV”), to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Investment Adviser’s Pricing Committee (the “Pricing Committee”) pursuant to the Trust’s Security Valuation Policy. When market quotations are not available, deemed not suitable or a significant event has occurred, securities shall be fair valued by the Pricing Committee in accordance with the Security Valuation Policy. Pricing vendors may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Pricing

P / 58

Committee and is defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security. No one may change or authorize a change in a security price or otherwise deviate from the Security Valuation Policy without first obtaining approval from the Pricing Committee. The Board’s Fair Value Committee monitors and reviews the pricing methodologies utilized by the Pricing Committee when establishing fair values for securities and makes determinations as to whether or not the procedures were followed and the methodologies were reasonable.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

The Funds normally price their securities as follows: all equity securities that are traded on a national securities exchange (including exchange-traded fund shares) are valued at the last reported sale price on the exchange where it is primarily traded. A security listed on a foreign exchange is generally valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. Participatory notes are valued at the price of the underlying security or based on an evaluated price provided by a pricing service. An evaluated price will take into consideration numerous factors, including currency rate, dividend information and underlying security price.

Prices for debt securities held by the Funds shall be provided by the pricing vendor, which utilizes an evaluated pricing methodology. Evaluated pricing is a technique used to value securities without relying exclusively on quoted prices that draws on market participant assumptions including quoted prices for similar assets, benchmark yield curves and other observable outputs. If a price is not available from pricing services, then fair value will be determined as set forth in the Security Valuation Policy.

As of March 31, 2015, there were no securities held in the Funds that required fair valuation by the Pricing Committee in accordance with the Security Valuation Policy. See Note 5.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded as of trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method.

Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the

P / 59

Notes to Financial Statements

Rainier Funds

March 31, 2015

Funds. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

As of and during the period ended March 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Funds did not incur any interest or tax penalties. As of March 31, 2015, open tax years subject to examination included the tax years ended March 31, 2012, through 2014.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

F) Foreign Currency Translation. Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. federal income tax purposes.

The Funds bear the risk of changes in foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency.

G) Subsequent Events. Accounting standards require the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

H) Line of Credit. During the year ended March 31, 2015, the Trust held a $200 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain

P / 60

restrictions, in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the bank’s prime rate. At March 31, 2015, none of the Funds had a balance outstanding under the line of credit. During the year ended March 31, 2015, the Mid Cap Equity Fund borrowed one time for a duration of one day, a balance of $109,000, and paid $10 of interest expense. The Small/Mid Cap Equity Fund borrowed two times for maximum duration of eight days, maximum balance of $28m, and paid $6,866 of interest expense. The International Discovery borrowed one time for duration of one day, a balance of $163,000, and paid $15 of interest expense. The Large Cap Equity Fund, Intermediate Fixed Income Fund, and High Yield Fund did not borrow under the line of credit during the year ended March 31, 2015.

NOTE 3. COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Funds, has entered into an investment management agreement with Rainier Investment Management, LLC (the “Investment Adviser”). Under the terms of the agreement, the Funds will pay an investment advisory fee equal to the following annual percentages of average daily net assets:

Large Cap Equity Fund	0.70%
Mid Cap Equity Fund	0.85%
Small/Mid Cap Equity Fund	0.85%
Intermediate Fixed Income Fund	0.50%
High Yield Fund	0.55%
International Discovery Fund	1.00%

B) Fee Waivers and Expense Caps Fee Waiver: Effective July 1, 2014, the Investment Adviser has contractually agreed to waive fees and/or reimburse operating expenses for the Large Cap Equity Fund such that the annual rate of ordinary operating expenses is reduced by 0.07% through July 31, 2015. Prior to July 31, 2014, the Investment Adviser had contractually reduced the operating expenses of the Large Cap Equity by 0.05%.

U.S. Bancorp Fund Services, LLC waived a portion of the annual servicing fee through July 31, 2014, for the Large Cap Equity Fund in the amount of 0.02% of average daily net assets.

The Investment Adviser has voluntarily undertaken to limit the sub-transfer agency expenses to no more than 0.10% of the average daily net assets of the Institutional Shares and 0.15% of the average daily net assets of the Original Shares of each Fund.

Expense Cap: Although not required to do so, the Investment Adviser has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets, excluding acquired fund fees and expenses, (indirect expenses resulting from investment in other investment companies) interest, taxes, brokerage commissions, extraordinary expenses and sales charges (Note 8), will not exceed the following levels:

Fund Name	Class O	Class A	Class I
Large Cap Equity	1.29%	N/A	1.04%
Mid Cap Equity	1.35%	N/A	1.10%
Small/Mid Cap Equity	1.48%	N/A	1.23%
Intermediate Fixed Income	0.55%	N/A	0.45%
High Yield	0.90%	N/A	0.65%
International Discovery	N/A	1.50%	1.25%

The Investment Adviser has contractually agreed to waive/reimburse expenses through July 31 2015. The Trust may terminate the contract with respect to one or more of the Funds and one or more share classes at any

P / 61

Notes to Financial Statements

Rainier Funds

March 31, 2015

time. The contract also terminates in the event that the Management Agreement between the Trust and Investment Adviser is terminated.

Expenses reimbursed by the Investment Adviser may be recouped from the Funds. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement and is subject to each Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.

Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement. At March 31, 2015, the amounts available for recoupment that have been paid and/or waived by the Investment Adviser on behalf of the Funds are as follows:

Intermediate Fixed Income	$ 602,762
High Yield	$137,685
International Discovery	$358,283
Mid Cap	$10,000

The Investment Adviser may recapture a portion of the following amounts no later than March 31 of the years stated below:

	Intermediate Fixed Income	High Yield	International Discovery	Mid Cap
2016	$202,299	$50,590	$159,478	–
2017	$204,455	$42,602	$94,417	–
2018	$196,008	$44,493	$104,388	$10,000

C) Omnibus Fee Agreement. The Trust, on behalf of the Funds, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“Fund Services”), and U.S. Bank, N.A. Fund Services serves as the administrator, transfer agent and fund accountant, and U.S. Bank, N.A., serves as the custodian under this Agreement. For these services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $3 billion of average daily net assets

0.035% of next $4 billion of average daily net assets

0.025% of average daily net assets over $10 billion

The International Discovery Fund also pays global custody fees based upon assets and the number of transactions in each country that the Fund invests.

The Trust will be subject to an annual minimum fee of $650,000. The Funds currently are also subject to a $25,000 per Fund annual minimum.

D) Other Related Parties. Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Adviser and are not compensated by the Trust for their services to the Trust. Independent Trustees are compensated by the Trust for their services to the Trust. The Independent Trustees were paid $231,543 in aggregate by the Trust for their services and reimbursed for travel expenses during the year ended March 31, 2015.

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent

P / 62

Trustees (the “Compensation Plan”), allowing the Trustees to receive payment in cash or elect to defer payment from the Trust. The Compensation Plan provides for the creation of a recordkeeping account for each Trustee. Each Trustee that elects to defer payment designates an allocation of the deferred payments among the Funds. This account accumulates the deferred fees earned and is regularly adjusted to reflect a value of the investment elections. The Funds recognize the deferred compensation and the change in the value of the recordkeeping accounts as Trustee expense. The amount recognized by the Trust in aggregate for the year ended March 31, 2015, was $149,373.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales proceeds, other than short-term obligations and U.S. government securities, for the period ended March 31, 2015, were as follows:

Fund	Purchases	Sales Proceeds
Large Cap Equity	$331,564,091	$608,507,764
Mid Cap Equity	$1,340,456,061	$1,479,032,295
Small/Mid Cap Equity	$1,945,470,148	$2,525,514,748
Intermediate Fixed Income	$157,222,207	$182,719,940
High Yield	$23,622,966	$16,649,278
International Discovery Fund	$48,987,324	$39,849,353

The Intermediate Fixed Income Fund purchased $29,859,401 and sold $31,563,287 of U.S. government securities. There were no purchases or sales of U.S. government securities by the Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity

Fund, High Yield Fund and International Discovery Fund.

NOTE 5. FAIR VALUE OF THE FINANCIAL INSTRUMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy.

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage-related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rate, fair value estimates for foreign securities, changes in benchmark securities indices and interest rates).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

Equity securities that are traded on a national securities exchange are valued at the last reported sale price on the exchange where it is primarily traded. To the extent these securities have market quotes from active markets, they are classified as Level 1.

The Trustees have retained an independent fair value pricing service to assist in valuing foreign securities held by the International Discovery Fund on a daily basis. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor to

P / 63

Notes to Financial Statements

Rainier Funds

March 31, 2015

foreign securities when certain criteria are met. The Funds also utilize the fair value pricing source for fixed income holdings in the Intermediate Fixed Income and High Yield Funds on certain bond market holidays. When adjustment factors are used, these valuations are categorized as Level 2.

Debt securities held by the Funds are valued by the Funds’ pricing vendors, which utilize an evaluated pricing methodology. Evaluated pricing is a technique used to value fixed-income securities without relying exclusively on quoted prices, that draws on market participant assumptions including quoted prices for similar assets, benchmark yield curves and other observable inputs. These are categorized as Level 2.

In the event that prices are not available from a pricing service, the Adviser’s Pricing Committee will determine a price in accordance with the Security Valuation Policy. If a fair valuation is utilized, these are categorized as Level 3.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments based on the major classification in the Schedules of Investments as of March 31, 2015:

Rainier Large Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$339,810,172	$ –	$ –	$339,810,172
Total Equity	339,810,172	–	–	339,810,172

Short-Term Investments	12,639,601	–	–	12,639,601
Total Investments in Securities	$352,449,773	$ –	$ –	$352,449,773

Rainier Mid Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$967,835,690	$ –	$ –	$967,835,690
Total Equity	967,835,690	–	–	967,835,690

Short-Term Investments	856,105	–	–	856,105
Total Investments in Securities	$968,691,795	$ –	$ –	$968,691,795

Rainier Small/Mid Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$1,280,309,713	$ –	$ –	$1,280,309,713
Total Equity	1,280,309,713	–	–	1,280,309,713

Short-Term Investments	2,590,073	–	–	2,590,073
Total Investments in Securities	$1,282,899,786	$ –	$ –	$1,282,899,786

P / 64

Rainier Intermediate Fixed Income Fund	Level 1	Level 2	Level 3	Total
Fixed Income
Federal Agency Obligations	$–	$29,146,911	$–	$29,146,911
Corporate Bonds	–	41,296,961	–	41,296,961
Total Fixed Income	–	70,443,872	–	70,443,872

Short-Term Investments	558,520	–	–	558,520
Total Investments in Securities	$558,520	$70,443,872	$–	$71,002,392

Rainier High Yield Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$48,100	$–	$–	$48,100
Total Equity	48,100	–	–	48,100
Fixed Income
Asset Backed Securities	–	520,542	–	520,542
Corporate Bonds	–	50,599,652	–	50,599,652
Total Fixed Income	–	51,120,194	–	51,120,194

Short-Term Investments	2,628,721	–	–	2,628,721
Total Investments in Securities	$2,676,821	$51,120,194	$–	$53,797,015

Rainier International Discovery Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$42,193,701	$–	$–	$42,193,701
Total Equity	42,193,701	–	–	42,193,701

Short-Term Investments	3,142,595	–	–	3,142,595
Total Investments in Securities	$45,336,296	$–	$–	$45,336,296

The Funds recognize transfers between Levels at the end of the reporting period. There were no transfers between Levels when comparing the March 31, 2015 reporting period and the March 31, 2014 reporting period.

P / 65

Notes to Financial Statements

Rainier Funds

March 31, 2015

NOTE 6. INCOME TAXES

As of March 31, 2015, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Equity Fund	Mid Cap Equity Fund	Small/Mid Cap Equity Fund	Intermediate Fixed Income Fund	High Yield Fund	International Discovery Fund
Cost of investments for tax purposes	$264,563,231	$766,660,362	$1,010,700,376	$68,615,355	$52,882,399	$37,093,920
Gross tax unrealized appreciation	92,691,706	217,983,352	291,065,220	2,403,637	1,848,799	8,911,528
Gross tax unrealized depreciation	(4,805,164)	(15,951,919)	(18,865,810)	(16,600)	(934,183)	(669,152)
Net tax unrealized appreciation on investments	$87,886,542	$202,031,433	$272,199,410	$2,387,037	$914,616	$8,242,376
Undistributed ordinary income	–	–	–	193,520	86,124	–
Undistributed long-term capital gains	18,454,646	23,657,626	46,080,947	422,270	–	42,562
Other accumulated earnings	(340,755)	(1,140,864)	(2,638,689)	(64,634)	(683,909)	(5,239)
Total accumulated earnings	$106,000,433	$224,548,195	$315,641,668	$2,938,193	$316,831	$8,279,699

P / 66

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to equalization net operating losses, wash sale loss deferrals and adjustments made on the sale of partnership investments. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2015, the following table shows the reclassifications made:

	Paid-In- Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Large Cap Equity Fund	$39,667,216	$(101,697)	$(39,565,519)
Mid Cap Equity Fund	17,297,726	3,437,851	(20,735,577)
Small/Mid Cap Equity Fund	50,398,681	9,988,916	(60,387,597)
Intermediate Fixed Income Fund	425,654	–	(425,654)
High Yield Fund	(44)	16,468	(16,424)
International Discovery Fund	375,228	(194,634)	(180,594)

As of March 31, 2015, none of the Funds have capital loss carry forward amounts (“CLCFs”).

The Funds are required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of March 31, 2015, the following Funds deferred, on a tax basis, post-October losses and late year ordinary losses as shown in the table below:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Intermediate Fixed Income	High Yield	International Discovery
Capital Loss Carryovers	–	–	–	–	–	–
Post-October Losses	–	–	–	–	$(607,477)	–
Late Year Ordinary Losses	–	$(1,005,586)	$(1,992,949)	–	–	–

For tax purposes, post-October losses are not recognized until the first day of the following fiscal year.

P / 67

Notes to Financial Statements

Rainier Funds

March 31, 2015

The tax components of distributions paid during the year ended March 31, 2015, were as follows:

	Year ended March 31, 2015		Year ended March 31, 2014
	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Large Cap Equity Fund	$27,374,777	$58,829,226	$19,230,739	$71,865,543
Mid Cap Equity Fund	$19,219,056	$76,935,174	$36,246,908	$43,349,813
Small/Mid Cap Equity Fund	–	$182,586,244	–	$17,677,124
Intermediate Fixed Income Fund	$2,088,243	$686,302	$2,485,174	$835,070
High Yield Fund	$3,009,861	$628,986	$2,693,232	$801,908
International Discovery Fund	$22,808	$1,911,960	$23,238	$493,257

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of each Fund related to net capital gain to zero for the tax year ended March 31, 2015.

NOTE 7. DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Adviser (as the distribution coordinator) at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Original Shares or Class A Shares. With respect to the Intermediate Fixed Income Fund, the fee is set at an annual rate of 0.10% of average daily net assets of the Fund’s Original Class Shares. The fee is paid as reimbursement for, or in anticipation of, expenses incurred by third parties of the Investment Adviser for distribution-related and shareholder servicing activities related to each share class. Third party distribution and servicing expenses may be paid directly by the Funds or through the Investment Adviser in its administrative role for purposes of facilitating and monitoring payment under the Plan.

Quasar Distributors, LLC (the “Distributor”), acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is paid for its services by the Investment Adviser out of the fees received under the Plan and may be paid out of the Investment Adviser’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

P / 68

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

of Rainier Investment Management Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Rainier Investment Management Mutual Funds (the “Funds”) comprising Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, Intermediate Fixed Income Fund, High Yield Fund, and International Discovery Fund, including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 21, 2015

P / 69

General Information

Rainier Funds

March 31, 2015

TAX INFORMATION

The percentage of dividend income distributed for the year ended March 31, 2015, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Large Cap Equity Fund 25.72%, Mid Cap Equity Fund 9.49%, and International Discovery Fund 100.00%

The percentage of dividend income distributed for the year ended March 31, 2015, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Large Cap Equity Fund 22.70% and Mid Cap Equity Fund 8.40%

The percentage of taxable ordinary income distributed for the year ended March 31, 2013, designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c), is as follows: Large Cap Equity Fund 99.55%, Mid Cap Equity Fund 100.00%, Intermediate Fixed Income Fund 13.11%, High Yield Fund 3.22%, and International Discovery Fund 31.73%

For the year ended March 31, 2015, the Long-Term Capital Gains are designated as follows:

Large Cap Equity Fund	$95,982,693
Mid Cap Equity Fund	$79,266,882
Small/Mid Cap Equity Fund	$242,681,272
Intermediate Fixed Income Fund	$686,302
High Yield Fund	$628,986
International Discovery Fund	$2,280,457

For the year ended March 31, 2015, the Rainier International Discovery Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Creditable Foreign Tax Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
$192,181	$0.0671	100.00%

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Funds’ Proxy Voting Policy and Guidelines and the Funds’ voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314, or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Fund will file its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Funds’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

P / 70

Trustee and Officer Information

Rainier Funds

March 31, 2015

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date initially elected or appointed+, principal occupation(s) during the past five years, number of Funds in complex overseen by Trustee, and other directorships held by Trustee. The Statement of Additional Information contains additional information about Fund Trustees and Officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 2801, Seattle, WA 98101 (1946), Trustee, March 1994, Private Investor and Consultant from 2014 to present; President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials) from 2003 to 2014, 7, None

Joan Enticknap

601 Union St., Ste. 2801, Seattle, WA 98101 (1950), Trustee, November 2012, Chief of Staff from 2013 to present; Strategic Initiatives Manager from 2010 to 2013. Board Member, President and Chief Operating Officer from 2001 to 2010 with Home Street Bank, 7, None

Gary L. Sundem

601 Union St., Ste. 2801, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting Emeritus from 2008 to present; Professor of Accounting from 1971 to 2008 with University of Washington, 7, None

INTERESTED TRUSTEES AND OTHER OFFICERS

Melodie B. Zakaluk*

601 Union St., Ste. 2801, Seattle, WA 98101 (1965), Trustee, CEO and President, February 2011, Chief Financial Officer and Treasurer, September 2010, Chief Operating Officer of the Investment Adviser from 2008 to present, Managing Director, Russell Investment Group, 1995 to 2008, 7, None

James R. Margard*

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Vice President, January 1994, Senior Equity Portfolio Manager of the Investment Adviser since 1991. Chief Investment Officer of Rainier from 1991 to 2013.

Mark H. Dawson*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser since 1996. Chief Investment Officer of Rainier since 2013.

Lisa M. Thenell*

601 Union St., Ste. 2801, Seattle, WA 98101 (1967), Chief Compliance Officer and AML Compliance Officer, January 2008, Chief Compliance Officer from 2008 to present; Compliance Supervisor from 2003 to 2008 with Rainier

Elisa Enns*

601 Union St., Ste. 2801, Seattle, WA 98101 (1965), Treasurer, May 2013, Director of Fund Finance and Financial Planning from 2011 to present; Financial Planning Analyst from 2010 to 2011 with Rainier. Strategic Operations Manager from 2007-2010 with Russell Investment Group

Chris E. Kashmerick

2020 E. Financial Way, Ste. 100, Glendora, CA 91741 (1974), Secretary, November 2011, Vice President of Fund Administration at U.S. Bancorp Fund Services, from 2011 to present, Vice President of Fund Accounting and Administration at Huntington Asset Services from 2008 to 2011, Assistant Vice President of Fund Administration at U.S. Bancorp Fund Services, LLC from 2005 to 2008

*Denotes “interested person,” as that is defined by the 1940 Act.

+Trustees and officers of the Fund serve until their resignation, removal or retirement.

P / 71

Directory of Funds’ Service Providers

Rainier Funds

March 31, 2015

INVESTMENT ADVISER

Rainier Investments Management, LLC

601 Union Street, Suite 2801

Seattle, WA 98101

DISTRIBUTOR

Quasar Distributors, LLC

615 E Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

LEGAL COUNSEL TO THE TRUST AND THE INDEPENDENT TRUSTEES

Paul Hastings, LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

P / 72

Index Descriptions

The Standard & Poor’s 500 Index (S&P 500®) is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500™ Index is a subset of the Russell 3000® Index and includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2500™ Growth Index includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index composed of all bonds covered by the Barclays Capital U.S. Intermediate Government/Credit Bond Index with a maturity between one and 9.99 years.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Citigroup 3-month Treasury Bill Index (91-day U.S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.

The Bank of America Merrill Lynch U.S. High Yield BB-B rated index contains all securities in the Bank of America Merrill Lynch U.S. High Yield Indes rated BB1 through B3, inclusive.

The MSCI ACWI ex USA Small Cap Index (Net) captures a small cap representation across 22 of 23 Developed Markets countries (excluding the US) and 23 Emerging Markets countries.

The MSCI EAFE index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada. This index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets countries. This index covers approximately 85% of the free float-adjusted market capitalization in each country.

The indices are not available for investment and do not incur charges or expenses.

601 Union Street, Suite 2801 Seattle, WA 98101

800.248.6314 www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.

P / 73

Privacy Policy

Rainier Investment Management Mutual Funds and Rainier Investment Management LLC, the Investment Adviser to the Funds, collect non-public information about you from the following sources:

•	Information we receive from applications or other forms;

•	Information we receive from you through our website or email communication;

•	Information you may give us orally; and

•	Information about your transactions with others or us.

We do not disclose any non-public personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed services to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your non-public personal information. Please contact us directly with any specific questions about our data safeguards.

This document has been included for your reference and is not part of the Annual Report

P / 74

This page is intentionally left blank.

P / 75

This page is intentionally left blank.

P / 76

RAINIER FUNDS

LARGE CAP GROWTH EQUITY FUND

ANNUAL REPORT – MARCH 31, 2015

RAINIER FUNDS

Large Cap Growth Equity Fund

March  31, 2015

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE PROVIDED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE RAINIER LARGE CAP GROWTH EQUITY FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUND INVESTMENT RETURNS

Large Cap Growth Equity Fund

COMMENTARY:

The Rainier Large Cap Growth Fund outperformed its benchmark by 1.74% for the year ended March 31, 2015. During the period, the Institutional Shares returned 17.83% compared to the Russell 1000® Growth Index return of 16.09%. Throughout the year, the health care and technology sectors were the primary contributors to performance, while the industrials and consumer discretionary sectors were the largest detractors. Led by strong results from Allergan, which was acquired by Actavis, another portfolio holding, the health care sector was the leading contributor to relative performance results. In technology, the top contributors to performance were NXP Semiconductors and social network Facebook. In the consumer discretionary sector, Las Vegas Sands, Amazon.com and TripAdvisor were the top detractors from Fund performance. In industrials, technical and construction services firm Jacobs Engineering Group was the primary detractor from returns.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

TOTAL RETURNS as of March 31, 2015
	1 Year	3* Years	5* Years	10* Years	Since*+ Inception
Large Cap Growth Equity - Institutional Shares +	17.83%	15.27%	14.01%	8.65%	2.55%
Russell 1000 Growth Index	16.09	16.34	15.63	9.36	2.27
Consumer Price Index	-0.07	0.97	1.64	2.02	2.16
		Inception date 3/11/14

Gross and Net Expense Ratios are 8.76% and 0.91%, respectively, which are the amounts reflected in the financial highlights. From the inception date of the Fund through 4/2/14, the Fund’s sole investment was the JHFIII Rainier Large Cap Growth Fund – Class I (JH Fund). While the Fund was invested in the JH Fund, Rainier waived all of the Operating Expenses of the Fund. Subsequent to 4/2/14, Rainier waived/reimbursed Operating Expenses above 0.91%. The Investment Adviser has contractually agreed to waive/reimburse expenses to maintain that limitation through 7/31/15.

*	Average annualized returns.
+	The inception date of the Rainier Large Cap Growth Fund – Class I was 3/11/14. Performance for periods prior to 3/11/14 is based on the performance of the JHFIII Rainier Large Cap Growth Fund – Class I from 4/25/08 to 3/11/14, the Rainier Large Cap Growth Fund – Class I from 2/20/07 to 4/25/08, and the Rainier Large Cap Growth Fund – Class O (adjusted to remove the Rule 12b-1 fee of the O shares) from 6/15/00 to 2/20/07. Rainier is managing the current Rainier Large Cap Growth Fund in a substantially consistent manner with how it managed the JHF III Rainier Large Cap Growth Fund and the prior Rainier Large Cap Growth Fund. Effective January 1, 2015, Rainier began managing the Fund as a concentrated strategy by reducing the number of holdings in the Fund.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 18 for index descriptions.

Fund Expenses

Rainier Funds

March 31, 2015

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 10/1/14 and held for the entire period from 10/1/14 to 3/31/15.

ACTUAL EXPENSES

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the appropriate column in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the tables under the headings “Hypothetical Performance (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed annual rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the annual ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE

LARGE CAP GROWTH EQUITY FUND

	Actual Performance	Hypothetical Performance (5% annual return before expenses)
Beginning Account Value (10/1/14)	$1,000.00	$1,000.00
Ending Account Value (3/31/15)	$1,098.70	$1,020.39
Expenses Paid during Period*	$4.76	$4.58

*	‘Expenses Paid during Period’ are equal to the annualized expense ratio during the six month period (0.91%) multiplied by 182/365 to pro-rate for the six-month period. This result is then multiplied by the average account value during this period.

Rainier Large Cap Growth Equity Fund

Schedule of Investments

March 31, 2015

	Shares	Value
COMMON STOCKS (96.9%)
CONSUMER DISCRETIONARY (23.4%)
Dollar General Corp. *	640	$48,243
Las Vegas Sands Corp.	461	25,373
The Home Depot, Inc.	510	57,942
The Priceline Group, Inc. *	23	26,775
The Walt Disney Co.	488	51,186
Ulta Salon Cosmetics & Fragrance, Inc. *	130	19,611
V.F. Corp.	530	39,914
Yum! Brands, Inc.	400	31,488

Total Consumer Discretionary		300,532

CONSUMER STAPLES (6.7%)
Costco Wholesale Corp.	300	45,449
Monster Beverage Corp. *	289	39,996

Total Consumer Staples		85,445

ENERGY (3.8%)
EOG Resources, Inc.	525	48,137

Total Energy		48,137

FINANCIALS (5.1%)
Affiliated Managers Group, Inc. *	162	34,794
McGraw Hill Financial, Inc.	300	31,020

Total Financials		65,814

HEALTH CARE (17.6%)
Actavis plc * ^	202	60,119
Alexion Pharmaceuticals, Inc. *	195	33,794
McKesson Corp.	180	40,716
Regeneron Pharmaceuticals, Inc. *	102	46,050
Shire plc—ADR ^	185	44,269

Total Health Care		224,948

	Shares	Value
INDUSTRIALS (7.5%)
Canadian Pacific Railway Ltd. ^	170	$31,059
Delta Air Lines, Inc.	480	21,581
FedEx Corp.	260	43,017

Total Industrials		95,657

INFORMATION TECHNOLOGY (30.3%)
Apple, Inc.	747	92,949
Facebook, Inc. Cl. A *	595	48,918
Google, Inc. Cl. A *	92	51,033
NXP Semiconductors NV * ^	460	46,166
Palo Alto Networks, Inc. *	235	34,329
Visa, Inc. Cl. A	864	56,514
Workday, Inc. Cl. A *	395	33,342
Yelp, Inc. *	529	25,048

Total Information Technology		388,299

MATERIALS (2.5%)
The Sherwin-Williams Co.	114	32,433

Total Materials		32,433

TOTAL COMMON STOCKS

(Cost $1,110,581)		$1,241,265

SHORT-TERM INVESTMENTS (4.0%)
MONEY MARKET MUTUAL FUND (4.0%)
First American Government Obligations Fund 0.010% **	51,915	51,915
TOTAL SHORT-TERM INVESTMENTS

(Cost $51,915)		$51,915

TOTAL INVESTMENTS (100.9%)

(Cost $1,162,496)		$1,293,180

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.9%)		(12,159)

TOTAL NET ASSETS (100.0%)		$1,281,021

*	Non-income producing security.
**	Rate quoted is seven-day yield at period end.
^	U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

Rainier Funds

March 31, 2015

LARGE CAP GROWTH EQUITY FUND
ASSETS
Investments in securities, at cost (Note 2)	$1,162,496

Investment in securities, at value (Note 2) (1)	$1,293,180
Receivables
Dividends and interest	247
Due from Adviser	7,600
Foreign tax reclaims	5
Prepaid expenses	44

Total Assets	1,301,076

LIABILITIES
Payables
Investment securities purchased	4,156
Due to Investment Adviser (Note 3)	798
Accrued expenses	15,067
Deferred trustees compensation (Note 3)	34

Total Liabilities	20,055

Net assets	$1,281,021

COMPONENTS OF NET ASSETS
Paid-in capital	$1,148,867
Accumulated undistributed net investment income (loss)	(34)
Accumulated undistributed net realized gain on investments	1,504
Net unrealized appreciation (depreciation) on investments	130,684

Net assets	$1,281,021

Institutional shares
Net assets applicable to shares outstanding	$1,281,021
Shares outstanding	40,216
Net asset value, offering and redemption price per share	$31.85

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

Rainier Funds

For the fiscal year ending March 31, 2015

LARGE CAP GROWTH EQUITY FUND
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $7	$8,909
Interest	1

Total Income	8,910

Expenses
Investment advisory fees (Note 3)	7,780
Administration fees* (Note 3)	25,001
Offering costs	25,650
Legal fees	18,700
Audit fees	14,664
Reports to shareholders	1,365
Trustee fees (Note 3)	73
Compliance fees	60
Miscellaneous expense	35

Total expenses	93,328
Less: fees waived and expenses absorbed (Note 3)	(83,678)

Net expenses	9,650

Net investment income (loss)	(740)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on investment	2,210
Net change in unrealized appreciation/depreciation on investments	180,230

Net realized and unrealized gain on investments	182,440

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$181,700

*	Includes administrator, transfer agent, fund accounting and custody fees.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Rainier Funds

March 31, 2015

	LARGE CAP GROWTH EQUITY FUND
	FISCAL YEAR ENDING MARCH 31, 2015	MARCH 11, 2014 * THROUGH MARCH 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$(740)	$—
Net realized gain on investments	2,210	—
Net change in unrealized appreciation / depreciation on investments	180,230	(49,546)

Increase in net assets resulting from operations	181,700	(49,546)

Distributions to shareholders
From net investment income
Institutional shares	—	—
From net realized gain on investments sold
Institutional shares	—	—

Decrease in net assets from distributions	—	—

Capital share transactions
Proceeds from shares sold
Institutional shares	128,867	1,020,000
Proceeds from shares reinvested
Institutional shares	—	—
Cost of shares redeemed
Institutional shares	—	—

Net increase from capital share transactions	128,867	1,020,000

Net increase in net assets	310,567	970,454

NET ASSETS
Beginning of Period	970,454	—

End of Period	$1,281,021	$970,454

Accumulated undistributed net investment income (loss)	$(34)	$—

Institutional shares
Shares sold	4,313	35,903
Shares issued on reinvestment of distributions	—	—
Shares redeemed	—	—

Net decrease in shares outstanding	4,313	35,903

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Rainier Funds

For a capital share outstanding throughout the period

LARGE CAP GROWTH EQUITY FUND - INSTITUTIONAL SHARES
	Fiscal year ending March 31, 2015	March 11, 2014* through March 31, 2014
Net asset value, beginning of period	$27.03	$28.41
Income (loss) from investment operations:
Net investment income	(0.02)**	—
Net realized and unrealized gain on investments	4.84	(1.38)

Total from investment operations	4.82	(1.38)

Less distributions:
From net investment income	—	—
From net realized gains	—	—

Total distributions	—	—

Net asset value, end of period	$31.85	$27.03

Total return	17.83%	(4.86%)

Ratios/supplemental data:
Net assets, end of period (in millions)	$1.2	$1.0

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	8.76%	5.61%‡
After fees waived and expenses absorbed	0.91%	0.00%‡

Ratio of net investment income to average net assets , after fees waived and expenses absorbed	(0.07%)	0.00%‡

Portfolio turnover rate***	215.39%	0.00%

*	Commenced operations on March 11, 2014.
**	Computed using the average shares method.
‡	Annualized, except audit and trustee fees. Ratios do not reflect the acquired fund fees of the JH Fund. (See Note 1) If included, the ratio of expenses before and after waiver would be 6.52% and 0.91%, respective, and the ratio of net investment income (loss) would be (0.91%).
***	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Rainier Funds

March 31, 2015

NOTE 1. ORGANIZATION

The Rainier Investment Management Mutual Funds (the “Trust” or the “Funds”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Trust consists of seven separate series, one of which, the Large Cap Growth Equity Fund (the “Fund”) is included herein.

The Fund seeks to maximize long-term capital appreciation. Through April 2, 2014 (the “Holding Period”), the Fund invested substantially all of its assets in the John Hancock Select Growth Fund, formerly the John Hancock Rainier Growth Fund (the “JH Fund”). During the Holding Period, the JH Fund had the same investment objective and followed an investment strategy that is substantially similar to that of the Fund. Rainier Investment Management, LLC (“Rainier” or the “Investment Adviser”) served as the adviser to the Fund and as the discretionary investment sub-adviser to the JH Fund during the Holding Period.

On April 2, 2014, the Fund redeemed its holding in the JH Fund and began to invest directly in equity securities in pursuit of the Fund’s investment objective. Effective April 17, 2014, Rainier no longer served as the discretionary investment sub-adviser to the JH Fund, and therefore no longer invests in the JH Fund.

The Fund offers one class of shares: Institutional Shares. The Trust is authorized to issue an unlimited number of shares of the Institutional Class, with $0.01 par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board.

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Fund, in computing the net asset value (“NAV”), to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Investment Adviser’s Pricing Committee (the “Pricing Committee”) pursuant to the Trust’s Security Valuation Policy. When market quotations are not available, deemed not suitable or a significant event has occurred, securities shall be fair valued by the Pricing Committee in accordance with the Security Valuation Policy. Pricing vendors may be unwilling or unable to obtain prices for certain securities or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended and securities traded in certain foreign markets may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Pricing Committee and is defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security. No one may change or authorize a change in a security price or otherwise deviate from the Security Valuation Policy without first obtaining approval from the Pricing Committee. The Board’s Fair Value Committee monitors and reviews the pricing methodologies utilized by the Pricing Committee when establishing fair values for securities and makes determinations as to whether or not the procedures were followed and the methodologies were reasonable.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments, and there is no single standard for determining fair value.

The Fund normally prices their securities as follows: all equity securities that are traded on a national securities exchange (including exchange-traded fund shares) are valued at the last reported sale price on the exchange where it is primarily traded.

As of March 31, 2015, there were no securities held in the Fund that required fair valuation by the Pricing Committee in accordance with the Security Valuation Policy. See Note 5.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded as of trade date. Dividend income is recognized on the ex- dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method.

Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Fund. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the year ended March 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the year, the Fund did not incur any interest or tax penalties. As of March 31, 2015, the open tax year ended March 31, 2014, is subject to examination.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

F) Subsequent Events. Accounting standards require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non- recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

G) Line of Credit. During the year ended March 31, 2015, the Trust held a $200 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the bank’s prime rate. The Fund did not borrow under the line of credit during the year ended March 31, 2015.

NOTE 3. COMMITMENTS, OTHER RELATED-PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Fund, has entered into an investment management agreement with Rainier. Under the terms of the agreement, the Fund will pay an investment advisory fee of 0.73% of average daily net assets. The Adviser waived its advisory fee through April 2, 2014, while the Fund substantially invested all its assets in the JH Fund because the Investment Adviser was compensated at the JH Fund level.

B) Expense Cap. Although not required to do so, the Investment Adviser has contractually agreed to reimburse the Fund to the extent necessary so that its ratio of operating expenses to average daily net assets, excluding acquired fund fees and expenses (indirect expenses resulting from investment in other investment companies), interest, taxes, brokerage commissions, extraordinary expenses and sales charges, will not exceed 0.91%. The Adviser voluntarily committed to reimburse all the operating expenses while the JH Fund was the sole investment of the Fund.

The Investment Adviser has contractually agreed to waive/reimburse expenses through July 31, 2015. The Trust may terminate the contract with respect to one or more of the Funds and one or more share classes at any time. The contract also terminates in the event that the Management Agreement between the Trust and Investment Adviser is terminated.

Expenses reimbursed by the Investment Adviser may be recouped from the Fund. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement and is subject to the Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.

Overall operating expenses for the Fund will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement. At March 31, 2015, the amount available for recoupment that have been paid and/or waived by the Investment Adviser on behalf of the Fund is $83,441.

The Investment Adviser may recapture $83,441 no later than March 31, 2018.

C) Omnibus Fee Agreement. The Trust, on behalf of the Fund, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“Fund Services”), and U.S. Bank, N.A. Fund Services serves as the administrator, transfer agent and fund accountant. For these services, the Adviser pays a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $3 billion of average daily net assets

0.035% of next $4 billion of average daily net assets

0.025% of average daily net assets over $10 billion

The Trust will be subject to an annual minimum fee of $650,000. The Fund currently is also subject to a $25,000 per Fund annual minimum.

D) Other Related Parties. Certain officers and Trustees of the Fund are also officers and/or directors of the Investment Adviser and are not compensated by the Trust for their services to the Trust. The Independent Trustees were paid $231,543 in aggregate by the Trust for their services and reimbursements for travel expenses during the year ended March 31, 2015. The amount recognized by the Rainier Large Cap Growth Fund was $57 for the year.

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”), allowing the Trustees to receive payment in cash or elect to defer payment from the Trust. The Compensation Plan provides for the creation of a recordkeeping account for each Trustee. Each Trustee that elects to defer payment designates an allocation of the deferred payments among the Funds. This account accumulates the deferred fees earned and is regularly adjusted to reflect a value of the investment elections. The Fund recognizes the deferred compensation and the change in the value of the recordkeeping accounts as Trustee expense. The amount recognized by the Trust in aggregate for the year ended March 31, 2015, was $149,373. The amount recognized by the Rainier Large Cap Growth Fund for the year ended March 31, 2015, was $16.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales proceeds, other than short-term obligations and U.S. government securities, for the year ended March 31, 2015, were as follows:

Fund	Purchases	Sales Proceeds
Large Cap Growth Equity	$2,330,123	$2,241,751

There were no purchases or sales of U.S. government securities by the Large Cap Growth Equity Fund.

NOTE 5. FAIR VALUE OF THE FINANCIAL INSTRUMENTS AT MARCH 31, 2015

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy.

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage- related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rate, fair value estimates for foreign securities, changes in benchmark securities indices and interest rates).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments based on the major classification in the Schedules of Investments as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$1,241,265	$—	$—	$1,241,265

Total Equity	1,241,265	—	—	1,241,265

Short-Term Investments	51,915	—	—	51,915

Total Investments in Securities	$1,293,180	—	—	$1,293,180

NOTE 6. INCOME TAXES

As of March 31, 2015, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

Large Cap Growth Equity Fund
Cost of investments for tax purposes	$1,168,244

Gross tax unrealized appreciation	150,765
Gross tax unrealized depreciation	(25,829)

Net tax unrealized appreciation on investments	124,936

Undistributed ordinary income	7,252
Undistributed long-term capital gains	—
Other accumulated gains (losses)	(34)

Total accumulated earnings	$132,154

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to net operating losses. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2015, the following table shows the reclassification made:

	Paid-In-Capital	Undistributed Net Investment Income	Undistributed Net Realized Loss
Large Cap Growth Equity Fund	—	$706	$(706)

As of March 31, 2015, the Fund has no capital loss carry forward amounts (“CLCFs”).

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year.

Large Cap Growth Equity Fund
Capital Loss Carryovers -	—

Post-October Losses	—

Late Year Ordinary Losses	—

For tax purposes, post-October losses are not recognized until the first day of the following fiscal year.

The tax components of distributions paid during the year ended March 31, 2015, were as follows:

	Year ended March 31, 2015		Year ended March 31, 2014
	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Large Cap Growth Equity Fund	—	—	—	—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Rainier Investment Management Mutual Fund’s Large Cap Growth Equity Fund:

We have audited the accompanying statement of assets and liabilities of Rainier Investment Management Mutual Fund’s Large Cap Growth Equity Fund (the “Fund”), including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period from March 11, 2014 (commencement of operations) through March 31, 2014, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from March 11, 2014 (commencement of operations) through March 31, 2014, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 21, 2015

General Information

Rainier Funds

March 31, 2015

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Funds’ Proxy Voting Policy and Guidelines and the Funds’ voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314, or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Fund will file its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Funds’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

Trustee and Officer Information

Rainier Funds

March 31, 2015

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date initially elected or appointed+, principal occupation(s) during the past five years, number of Funds in complex overseen by Trustee, and other directorships held by Trustee. The Statement of Additional Information contains additional information about Fund Trustees and Officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 2801, Seattle, WA 98101 (1946), Trustee, March 1994, Private Investor and Consultant from 2014 to present; President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials) from 2003 to 2014, 7, None

Joan Enticknap

601 Union St., Ste. 2801, Seattle, WA 98101 (1950), Trustee, November 2012, Chief of Staff from 2013 to present; Strategic Initiatives Manager from 2010 to 2013. Board Member, President and Chief Operating Officer from 2001 to 2010 with Home Street Bank, 7, None

Gary L. Sundem

601 Union St., Ste. 2801, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting Emeritus from 2008 to present; Professor of Accounting from 1971 to 2008 with University of Washington, 7, None

INTERESTED TRUSTEES AND OTHER OFFICERS

Melodie B. Zakaluk*

601 Union St., Ste. 2801, Seattle, WA 98101 (1965), Trustee, CEO and President, February 2011, Chief Financial Officer and Treasurer, September 2010, Chief Operating Officer of the Investment Adviser from 2008 to present, Managing Director, Russell Investment Group, 1995 to 2008, 7, None

James R. Margard*

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Vice President, January 1994, Senior Equity Portfolio Manager of the Investment Adviser since 1991. Chief Investment Officer of Rainier from 1991 to 2013.

Mark H. Dawson*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser since 1996. Chief Investment Officer of Rainier since 2013.

Lisa M. Thenell*

601 Union St., Ste. 2801, Seattle, WA 98101 (1967), Chief Compliance Officer and AML Compliance Officer, January 2008, Chief Compliance Officer from 2008 to present; Compliance Supervisor from 2003 to 2008 with Rainier

Elisa Enns*

601 Union St., Ste. 2801, Seattle, WA 98101 (1965), Treasurer, May 2013, Director of Fund Finance and Financial Planning from 2011 to present; Financial Planning Analyst from 2010 to 2011 with Rainier. Strategic Operations Manager from 2007-2010 with Russell Investment Group

Chris E. Kashmerick

2020 E. Financial Way, Ste. 100, Glendora, CA 91741 (1974), Secretary, November 2011, Vice President of Fund Administration at U.S. Bancorp Fund Services, from 2011 to present, Vice President of Fund Accounting and Administration at Huntington Asset Services from 2008 to 2011, Assistant Vice President of Fund Administration at U.S. Bancorp Fund Services, LLC from 2005 to 2008

*	Denotes “interested person,” as that is defined by the 1940 Act.
+	Trustees and officers of the Fund serve until their resignation, removal or retirement.

Directory of Fund’s Service Providers

Rainier Funds

March 31, 2015

INVESTMENT ADVISER

Rainier Investments Management, LLC

601 Union Street, Suite 2801

Seattle, WA 98101

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

LEGAL COUNSEL TO THE TRUST AND THE INDEPENDENT TRUSTEES

Paul Hastings, LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

Index Descriptions

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The indices are not available for investment and do not incur charges or expenses.

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.

Privacy Policy

Rainier Investment Management Mutual Funds and Rainier Investment Management LLC, the Investment Adviser to the Funds, collect non-public information about you from the following sources:

•	Information we receive from applications or other forms;

•	Information we receive from you through our website or email communication;

•	Information you may give us orally; and

•	Information about your transactions with others or us.

We do not disclose any non-public personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed services to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your non-public personal information. Please contact us directly with any specific questions about our data safeguards.

This document has been included for your reference and is not part of the Annual Report

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

RA-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-248-6314.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gary L. Sundem is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant during the last two year fiscal years ended March 31, 2015 and 2014. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2015	FYE 03/31/2014
Audit Fees	$155,122	$172,748
Audit-Related Fees	$10,000	None
Tax Fees	$26,530	$25,470
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte and Touche, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2015	FYE 03/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2015	FYE 03/31/2014
Registrant	$26,530	$25,470
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 6, 2013.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rainier Investment Management Mutual Funds

By	/s/ Melodie B. Zakaluk
Melodie B. Zakaluk
Chief Executive Officer, President, and Chief Financial Officer

Date	6/3/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Rainier Investment Management Mutual Funds

By	/s/ Melodie B. Zakaluk
Melodie B. Zakaluk
Chief Executive Officer, President, and Chief Financial Officer

Date	6/3/2015